FIDELITY

(REGISTERED TRADEMARK)

RETIREMENT GROWTH
FUND
ANNUAL REPORT
NOVEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     19   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    23   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    28   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            29


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October and into November, the Standard & Poor's 500 Index has risen more than 31% year-to-date, almost three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns through the first 11 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997            PAST 1   PAST 5    PAST 10
                                           YEAR     YEARS     YEARS

FIDELITY RETIREMENT GROWTH                 15.78%   98.65%    365.49%

S&P 500(REGISTERED TRADEMARK)              28.51%   150.41%   456.23%

CAPITAL APPRECIATION FUNDS AVERAGE         18.03%   108.72%   343.91%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 213 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997      PAST 1   PAST 5   PAST 10
                                     YEAR     YEARS    YEARS

FIDELITY RETIREMENT GROWTH           15.78%   14.71%   16.62%

S&P 500                              28.51%   20.15%   18.69%

CAPITAL APPRECIATION FUNDS AVERAGE   18.03%   15.34%   15.15%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971130 19971209 140446 S00000000000001
             Retirement Growth           S&P 500
             00073                       SP001
  1987/11/30      10000.00                    10000.00
  1987/12/31      10964.62                    10761.00
  1988/01/31      11156.81                    11214.04
  1988/02/29      12107.62                    11736.61
  1988/03/31      12097.50                    11373.95
  1988/04/30      12320.03                    11500.20
  1988/05/31      12259.34                    11600.25
  1988/06/30      12896.58                    12132.71
  1988/07/31      12744.86                    12086.60
  1988/08/31      12390.84                    11675.66
  1988/09/30      12765.09                    12173.04
  1988/10/31      12856.12                    12511.45
  1988/11/30      12694.28                    12332.54
  1988/12/31      12666.91                    12548.36
  1989/01/31      13644.46                    13466.90
  1989/02/28      13366.63                    13131.57
  1989/03/31      13716.49                    13437.54
  1989/04/30      14364.75                    14134.94
  1989/05/31      14642.58                    14707.41
  1989/06/30      14436.78                    14623.58
  1989/07/31      15795.06                    15944.09
  1989/08/31      15980.27                    16256.59
  1989/09/30      16216.94                    16189.94
  1989/10/31      15651.00                    15814.33
  1989/11/30      16072.88                    16136.94
  1989/12/31      16519.03                    16524.23
  1990/01/31      15705.18                    15415.45
  1990/02/28      15869.35                    15614.31
  1990/03/31      16000.68                    16028.09
  1990/04/30      15541.02                    15627.39
  1990/05/31      16996.62                    17151.06
  1990/06/30      17379.67                    17034.43
  1990/07/31      17314.01                    16979.92
  1990/08/31      15541.02                    15444.94
  1990/09/30      13888.42                    14692.77
  1990/10/31      13439.70                    14629.59
  1990/11/30      14369.97                    15574.66
  1990/12/31      14841.48                    16009.20
  1991/01/31      15525.62                    16707.20
  1991/02/28      16805.63                    17901.76
  1991/03/31      17247.01                    18334.98
  1991/04/30      17357.36                    18378.99
  1991/05/31      17931.16                    19172.96
  1991/06/30      16783.56                    18294.84
  1991/07/31      17875.98                    19147.38
  1991/08/31      18637.37                    19601.17
  1991/09/30      18869.09                    19273.83
  1991/10/31      19542.20                    19532.10
  1991/11/30      18990.47                    18744.96
  1991/12/31      21606.96                    20889.38
  1992/01/31      21654.37                    20500.84
  1992/02/29      21962.53                    20767.35
  1992/03/31      21286.95                    20362.38
  1992/04/30      21524.00                    20961.04
  1992/05/31      21926.98                    21063.75
  1992/06/30      21121.01                    20749.90
  1992/07/31      21844.01                    21598.57
  1992/08/31      21251.39                    21155.80
  1992/09/30      21500.29                    21405.44
  1992/10/31      22175.88                    21480.36
  1992/11/30      23432.23                    22212.84
  1992/12/31      23896.49                    22486.05
  1993/01/31      24492.44                    22674.94
  1993/02/28      23722.06                    22983.32
  1993/03/31      24390.70                    23468.26
  1993/04/30      24201.73                    22900.33
  1993/05/31      25480.86                    23514.06
  1993/06/30      25815.18                    23582.25
  1993/07/31      25989.61                    23487.92
  1993/08/31      27443.17                    24378.11
  1993/09/30      27544.92                    24190.40
  1993/10/31      28358.91                    24691.14
  1993/11/30      27995.52                    24456.58
  1993/12/31      29184.64                    24752.50
  1994/01/31      30009.30                    25594.09
  1994/02/28      29701.43                    24900.49
  1994/03/31      28340.32                    23814.83
  1994/04/30      28599.58                    24119.66
  1994/05/31      28794.03                    24515.22
  1994/06/30      28162.08                    23914.60
  1994/07/31      28875.04                    24699.00
  1994/08/31      30268.56                    25711.65
  1994/09/30      29928.29                    25081.72
  1994/10/31      30057.92                    25646.06
  1994/11/30      29182.91                    24712.03
  1994/12/31      29202.47                    25078.51
  1995/01/31      29330.06                    25728.79
  1995/02/28      30002.43                    26731.44
  1995/03/31      30638.46                    27520.29
  1995/04/30      31438.04                    28330.76
  1995/05/31      31837.84                    29463.14
  1995/06/30      32492.04                    30147.57
  1995/07/31      34073.03                    31147.26
  1995/08/31      34327.44                    31225.44
  1995/09/30      35072.50                    32543.16
  1995/10/31      34309.27                    32426.98
  1995/11/30      35435.95                    33850.52
  1995/12/31      36292.86                    34502.48
  1996/01/31      36832.87                    35676.95
  1996/02/29      37214.04                    36007.67
  1996/03/31      37334.41                    36354.43
  1996/04/30      38518.04                    36890.29
  1996/05/31      38859.08                    37841.69
  1996/06/30      38016.50                    37985.87
  1996/07/31      35869.92                    36307.65
  1996/08/31      36491.83                    37073.38
  1996/09/30      38156.93                    39159.87
  1996/10/31      37856.01                    40239.90
  1996/11/30      40203.20                    43281.64
  1996/12/31      39317.82                    42424.23
  1997/01/31      41205.26                    45074.89
  1997/02/28      41046.07                    45428.28
  1997/03/31      38567.39                    43561.63
  1997/04/30      39840.84                    46162.26
  1997/05/31      42251.31                    48972.62
  1997/06/30      44457.11                    51166.59
  1997/07/31      48482.12                    55237.92
  1997/08/31      46799.35                    52143.49
  1997/09/30      49255.29                    54999.39
  1997/10/31      45730.56                    53162.41
  1997/11/28      46549.20                    55623.30
IMATRL PRASUN   SHR__CHT 19971130 19971209 140449 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Retirement Growth Fund on November 30, 1987. As the chart shows, by November 30, 1997, the value of the investment would have grown to $46,549 - a 365.49% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,623 - a 456.23% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The 12 months that ended
November 30, 1997, was a period
that truly tested the U.S. stock
market's resolve. But despite
frequent shifts in sentiment, an
interest-rate hike and global
volatility concerns, U.S. stocks still
managed to perform well. The
Standard & Poor's 500 Index - a
broad gauge of the U.S. stock
market - returned 28.51% during
the period, well above the
market's long-term annual
average of around 11%. In the first
half of the period, large-cap stocks
were responsible for much of the
market's gain, as investors were
drawn to stocks with recognizable
names and consistent
earnings-growth track records.
Consequently, stock prices soared
and enthusiasm was high. The
Federal Reserve Board - in an
attempt to halt inflation before it
appeared - raised a key
short-term interest rate by 0.25%
in March. The market paused
briefly, but then kept rolling as the
Dow Jones Industrial Average
reached the 8,000-point mark for
the first time ever in August. With
several multinational companies
announcing earnings shortfalls in
mid-August, small-cap stocks
came into favor among investors.
During August and September,
the Russell 2000 Index - which
measures small-cap stock
performance - was up 9.78%
while the S&P was down 0.43%.
Volatility in Asian markets in late
October sent skittish investors
running for cover. The Dow slid
554 points in one day, then
snapped back the next, reclaiming
330-plus points. Sensing
continued fallout from this
volatility, investors again became
quality-conscious and large-caps
regained their perch through
November.
An interview with Fergus Shiel, Portfolio Manager of Fidelity Retirement Growth Fund
Q. HOW DID THE FUND PERFORM, FERGUS?
A. For the 12 months that ended November 30, 1997, the fund had a total return of 15.78%, while the capital appreciation funds average returned 18.03%, according to Lipper Analytical Services. The Standard & Poor's 500 Index gained 28.51% over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The fund owned primarily mid-capitalization stocks with high earnings- growth potential. The S&P 500 is a large-capitalization index, and it performed well mainly because its 50 largest components did well, which makes a big difference to a capitalization-weighted index. Relative to the Lipper average, the fund was overweighted in the technology sector, which hurt the fund's performance in October and November, when the sector was very weak due to selling connected with the turmoil in Asia.
Q. DURING THE PAST SIX MONTHS, THE TECHNOLOGY SECTOR INCREASED FROM 17.5% TO ALMOST 30% OF THE FUND'S HOLDINGS. CAN YOU COMMENT ON THAT INCREASE?
A. Technology is still the fastest growing sector of the market even though technology stocks have been hit hard in the last couple of months. Even if we experience more volatility, I believe that high-quality issues, such as KLA Tencor and Applied Materials, are unlikely to decline an additional 50% from current levels. On the other hand, if the sector turns around, they could easily gain 50%. Because of the favorable risk/reward considerations, and as a defensive tactic, I added significantly to the fund's holdings of first-tier technology stocks and lightened up to some extent on lesser-quality technology stocks.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Wal-Mart was the fund's largest holding for much of the period and also one of its best performers. The stock benefited from the company's renewed focus on aggressive inventory management and maximizing the profits from each square foot of floor space. A few years ago, the main emphasis at Wal-Mart seemed to be on growing the number of stores rather than keeping costs in check. Now the company is benefiting from a more balanced management approach.
Q. HOW ABOUT SOME OTHER EXAMPLES OF STRONG PERFORMERS?
A. In the technology area, Dell Computer certainly helped the fund's performance. Computer hardware manufacturing, which is Dell's niche, is an area where economies of scale can be enormously beneficial. Dell has the manufacturing capacity to effectively service large buyers who want to purchase thousands of units at a time. The company is also one of the leaders in the on-line marketing of personal computers, with daily on-line sales of about $3 million dollars currently. And finally, Dell owns roughly a 5% share of the server market and will likely gain more of that high-margin business. I'll also mention Omnicom, an advertising agency. Ad agencies are very stable businesses with substantial cash flows. Omnicom is a big player in a sector where the big players are gaining market share and driving out the mid-sized agencies.
Q. WHAT STOCKS HURT THE FUND'S PERFORMANCE?
A. Micron Technology declined when, contrary to my expectations, the price of DRAM (Dynamic Random Access Memory) chips went down instead of up. I think that the avalanche of chip selling was spurred by Asian chip manufacturers' attempts to liquidate inventories as a result of currency weakness and regional financial instability. Another disappointment, Scholastic Corp., suffered as its subscription book program slowed down, and the market became saturated with its Goosebumps line of children's books. Finally, Circus Circus repeatedly missed completion dates for its new projects in Las Vegas.
Q. WHAT'S YOUR OUTLOOK, FERGUS?
A. I try not to predict where the market is going. Rather, my approach is to try to find the stocks most capable of providing capital appreciation for my shareholders. Over the long term, I think that mid-cap stocks such as the fund emphasizes will likely provide excellent growth opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FERGUS SHIEL ON INVESTMENT
OPPORTUNITIES IN EUROPE:
"The fund generally has 13% or so
of its holdings in international
equities, and at the end of the
period its international holdings
were concentrated primarily in
Europe. There were several
reasons for this. Obviously, the
turmoil in Asia led me to avoid
many stocks from that part of the
world. Over and above that,
however, a very respectable
economic recovery was underway
in Europe, which meant that the
prospects of many companies
there were constantly improving.
"In addition, Europe is one of the
new frontiers for technology
investments. Many European
companies are going through the
same restructuring process that
American firms experienced
within the last 20 years. They are
trying to cut costs and raise profits.
However, mass layoffs are
politically and socially
unacceptable in many European
countries,  such as France and
Germany. The best way for
companies there to trim costs
without laying off workers is to apply
technology in such a way as to make
each worker more productive.
"There are many fine European
technology companies, such as
Ericsson and Nokia, that are
comparable in quality to their
United States counterparts, yet
their stocks trade at lower
valuations. I will continue to look
for these opportunities as the
European recovery progresses."
FUND FACTS
GOAL: capital appreciation
by investing mainly in
common stocks with the
potential for growth
FUND NUMBER: 073
TRADING SYMBOL: FDFFX
START DATE: March 25, 1983
SIZE: as of November 30,
1997, more than $4.0 billion
MANAGER: J. Fergus Shiel, since
1996; manager, Fidelity Trend
Fund, 1995-1996; Fidelity
Dividend Growth Fund, 1994-
1995; Fidelity Select
Broadcast & Media Portfolio,
1993; Fidelity Select
Telecommunications Portfolio
1992-1994;
Fidelity Select Consumer
Products Portfolio,
1991-1993; joined Fidelity in
1989
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF NOVEMBER 30, 1997
                                         % OF FUND'S    % OF FUND'S INVESTMENTS
                                         INVESTMENTS    IN THESE STOCKS
                                                        6 MONTHS AGO

WAL-MART STORES, INC.                    5.3            3.7

GENERAL ELECTRIC CO.                     3.1            2.7

TEXAS INSTRUMENTS, INC.                  2.5            1.1

MICROSOFT CORP.                          2.1            0.9

PFIZER, INC.                             2.0            1.0

COMPAQ COMPUTER CORP.                    2.0            0.9

DELL COMPUTER CORP.                      1.8            0.0

OMNICOM GROUP, INC.                      1.7            1.0

PHILIP MORRIS COMPANIES, INC.            1.6            2.1

FEDERAL HOME LOAN MORTGAGE CORPORATION   1.5            0.0

TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

TECHNOLOGY           29.4           17.5

FINANCE              14.0           16.1

RETAIL & WHOLESALE   11.5           9.4

HEALTH               10.1           14.5

NONDURABLES          10.0           8.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1997 * AS OF MAY 31, 1997 **
ROW: 1, COL: 1, VALUE: 97.3
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 2.7
STOCKS 97.2%
BONDS 0.2%
SHORT-TERM
INVESTMENTS 2.6%
FOREIGN
INVESTMENTS 15.1%
STOCKS 97.3%
BONDS 0.0%
SHORT-TERM
INVESTMENTS 2.7%
FOREIGN
INVESTMENTS 13.1%
ROW: 1, COL: 1, VALUE: 90.2
ROW: 1, COL: 2, VALUE: 2.0
ROW: 1, COL: 3, VALUE: 3.3
*
**
INVESTMENTS  NOVEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.2%
DEFENSE ELECTRONICS - 0.2%
Thomson C.S.F  193,752 $ 5,602
BASIC INDUSTRIES - 2.6%
CHEMICALS & PLASTICS - 2.0%
Cytec Industries, Inc. (a)  763,800  34,944
du Pont (E.I.) de Nemours & Co.   344,000  20,833
Morton International, Inc.   700,200  23,850
Valspar Corp.   100,600  3,056
  82,683
PAPER & FOREST PRODUCTS - 0.6%
Clondalkin Group PLC unit  916,279  7,478
Pentair, Inc.   401,500  15,157
  22,635
TOTAL BASIC INDUSTRIES   105,318
CONSTRUCTION & REAL ESTATE - 0.0%
CONSTRUCTION - 0.0%
Sundance Homes, Inc. (a)  17,000  20
DURABLES - 0.8%
CONSUMER DURABLES - 0.1%
Waterford Wedgwood PLC Unit  4,300,000  5,225
CONSUMER ELECTRONICS - 0.4%
Philips Electronics NV (Bearer)  240,000  15,839
TEXTILES & APPAREL - 0.3%
Phillips-Van Heusen Corp.   403,500  5,548
Stride Rite Corp.   360,000  4,298
  9,846
TOTAL DURABLES   30,910
ENERGY - 1.1%
OIL & GAS - 1.1%
Chevron Corp.   210,000  16,839
Mobil Corp.   100,000  7,194
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Texaco, Inc.   278,600 $ 15,741
USX-Marathon Group  163,900  5,614
  45,388
FINANCE - 14.0%
BANKS - 4.5%
Allied Irish Banks PLC  1,658,397  14,386
Bank of Ireland, Inc.   3,648,409  49,266
Bank of New York Co., Inc.   260,900  14,023
Comerica, Inc.   129,300  11,015
Lloyds TSB Group PLC  1,470,000  16,746
Merita Ltd.:
 Series A  5,919,400  29,959
 Series B  379,000  1,826
Providian Financial Corp.   557,600  24,569
Societe Generale Class A  80,000  10,510
U.S. Bancorp  73,395  7,895
  180,195
CREDIT & OTHER FINANCE - 1.5%
Associates First Capital Corp.   261,400  16,795
Axime SA Ex Segin (a)  75,305  9,995
Axime SA Ex Segin (a)(c)  31,119  4,130
Household International, Inc.   206,100  25,969
Woodchester Investments PLC unit  1,006,591  3,822
  60,711
FEDERAL SPONSORED CREDIT - 2.9%
Federal Home Loan Mortgage Corporation  1,500,500  61,895
Federal National Mortgage Association  1,046,300  55,258
  117,153
INSURANCE - 2.7%
ACE Ltd.   178,700  17,736
Allstate Corp.   131,100  11,258
American International Group, Inc.   238,250  24,018
Progressive Corp.   148,900  15,188
Provident Companies, Inc.   463,170  15,198
St. Paul Companies, Inc. (The)  72,400  5,792
UNUM Corp.   381,400  18,093
  107,283
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 1.0%
Washington Mutual, Inc.   599,800 $ 41,461
SECURITIES INDUSTRY - 1.4%
Merrill Lynch & Co., Inc.   770,600  54,086
TOTAL FINANCE   560,889
HEALTH - 10.1%
DRUGS & PHARMACEUTICALS - 6.9%
American Home Products Corp.   354,100  24,743
Astra AB Class A Free shares  981,666  17,025
Elan Corp. PLC ADR (a)  875,100  46,162
Gilead Sciences, Inc. (a)  30,100  1,039
Lilly (Eli) & Co.   500,000  31,531
Pfizer, Inc.   1,113,600  81,014
Sangstat Medical Corp. (a)  35,000  1,221
Schering-Plough Corp.   672,300  42,145
Sepracor, Inc. (a)  41,800  1,541
Warner-Lambert Co.   207,500  29,024
  275,445
MEDICAL EQUIPMENT & SUPPLIES - 1.7%
AmeriSource Health Corp. Class A (a)  361,500  23,407
Cooper Companies, Inc. (a)  133,100  5,199
McKesson Corp.  168,600  18,862
St. Jude Medical, Inc. (a)  769,350  22,792
  70,260
MEDICAL FACILITIES MANAGEMENT - 1.5%
HEALTHSOUTH Corp. (a)  794,200  20,848
Health Management Associates, Inc. Class A (a)  733,500  17,971
Tenet Healthcare Corp. (a)  535,800  16,978
Universal Health Services, Inc. Class B (a)  104,500  4,565
  60,362
TOTAL HEALTH   406,067
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 6.4%
ELECTRICAL EQUIPMENT - 5.4%
Alcatel Alsthom Compagnie Generale d'Electricite SA 444,166 $ 55,643 American Power Conversion Corp. (a) 716,100 21,752
General Electric Co.   1,706,100  125,825
Leitch Technology Corp. (a)  100,000  2,633
Westinghouse Electric Corp.   422,000  12,660
  218,513
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
ASM Lithography Holding NV (a)  529,200  33,075
Gasonics International Corp. (a)  334,300  4,429
Mettler-Toledo International, Inc.   100,000  1,788
  39,292
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   257,805
MEDIA & LEISURE - 5.7%
BROADCASTING - 0.6%
TCI Group Class A  950,000  21,761
ENTERTAINMENT - 1.0%
Cinar Films, Inc. Class B (sub-vtg.) (a)  50,000  1,966
MGM Grand, Inc. (a)  322,700  12,626
Viacom, Inc. Class B (non-vtg.) (a)  728,900  25,511
  40,103
LEISURE DURABLES & TOYS - 0.5%
Brunswick Corp.   228,800  7,650
Callaway Golf Co.   233,900  7,456
Harley-Davidson, Inc.   218,500  5,777
  20,883
LODGING & GAMING - 1.8%
Jurys Hotel Group PLC  1,661,600  10,235
Mirage Resorts, Inc. (a)  2,571,200  61,066
  71,301
PUBLISHING - 1.8%
Cognizant Corp.   1,000,900  42,914
Dow Jones & Co., Inc.   202,200  10,224
Independent Newspapers PLC  3,734,999  21,116
  74,254
TOTAL MEDIA & LEISURE   228,302
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 10.0%
AGRICULTURE - 0.2%
IAWS Group PLC  2,142,750 $ 8,267
IAWS Group PLC Class A (Reg.)  37,600  140
  8,407
BEVERAGES - 1.8%
Coca-Cola Co. (The)  800,000  50,000
PepsiCo, Inc.   600,000  22,125
  72,125
FOODS - 1.6%
General Mills, Inc.   243,000  17,982
Greencore Group PLC  2,957,779  13,387
Heinz (H.J.) Co.   334,500  16,746
Sara Lee Corp.   334,700  17,697
  65,812
HOUSEHOLD PRODUCTS - 4.8%
Avon Products, Inc.   564,000  32,606
Clorox Co.   433,500  33,650
Colgate-Palmolive Co.   570,000  38,083
Gillette Co.   309,500  28,571
IWP International  715,000  3,183
Procter & Gamble Co.   722,400  55,128
  191,221
TOBACCO - 1.6%
Philip Morris Companies, Inc.   1,467,700  63,845
TOTAL NONDURABLES   401,410
RETAIL & WHOLESALE - 11.5%
DRUG STORES - 0.8%
CVS Corp.   184,900  12,273
Walgreen Co.   673,600  21,682
  33,955
GENERAL MERCHANDISE STORES - 7.7%
Arnotts PLC  760,000  4,511
Costco Companies, Inc. (a)  205,000  9,084
Dayton Hudson Corp.   631,900  41,982
Kohls Corp. (a)  449,900  32,561
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Meyer (Fred), Inc. (a)  218,000 $ 7,385
Wal-Mart Stores, Inc.   5,308,100  211,992
  307,515
GROCERY STORES - 1.5%
American Stores Co.   622,600  12,335
Hannaford Brothers Co.   198,200  7,965
Safeway, Inc. (a)  678,300  41,207
  61,507
RETAIL & WHOLESALE, MISCELLANEOUS - 1.5%
Home Depot, Inc.   561,800  31,426
Office Depot, Inc. (a)  1,221,700  28,862
  60,288
TOTAL RETAIL & WHOLESALE   463,265
SERVICES - 3.5%
ADVERTISING - 2.5%
ADVO, Inc. (a)(d)   1,389,500  30,222
Omnicom Group, Inc.   920,600  68,239
  98,461
PRINTING - 0.0%
Valassis Communications, Inc. (a)  55,000  1,653
SERVICES - 1.0%
Block (H&R), Inc.   236,800  9,709
CGI Group, Inc. Class A (sub.vtg.) (a)  251,900  7,076
Ecolab, Inc.   468,000  23,868
  40,653
TOTAL SERVICES   140,767
TECHNOLOGY - 29.4%
COMMUNICATIONS EQUIPMENT - 1.7%
DSC Communications Corp. (a)  871,600  19,665
Ericsson (L.M.) Telephone Co. Class B ADR  618,500  25,011
Mitel Corp. (a)  774,700  6,392
Nokia Corp. AB sponsored ADR  216,800  18,022
  69,090
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 9.8%
Affiliated Computer Services, Inc. Class A (a)  1,116,600 $ 26,100
Advant Corp.   1,067,100  25,544
CBT Group PLC sponsored ADR (a)  127,600  9,012
CUC International, Inc. (a)  1,300,000  37,375
Electronic Data Systems Corp.  626,200  23,796
Equifax, Inc.   499,800  17,056
First Data Corp.   100,000  2,831
Microsoft Corp. (a)  591,900  83,754
Oracle Corp. (a)  789,500  26,300
Saville Systems Ireland PLC sponsored ADR (a)  679,600  22,809
SunGard Data Systems, Inc. (a)  2,218,400  57,401
Sybase, Inc. (a)  986,900  13,817
Synopsys, Inc. (a)  1,009,700  41,524
Viewlogic Systems, Inc. (a)  200,300  5,333
Wonderware Corp. (a)  134,800  2,460
  395,112
COMPUTERS & OFFICE EQUIPMENT - 6.3%
Apple Computer, Inc. (a)  908,400  16,124
Compaq Computer Corp.   1,270,050  79,299
Dell Computer Corp. (a)  850,800  71,627
EMC Corp. (a)  1,832,600  55,551
Quantum Corp. (a)  476,300  12,681
Xerox Corp.   200,900  15,607
  250,889
ELECTRONIC INSTRUMENTS - 2.4%
Applied Materials, Inc. (a)  1,047,400  34,564
KLA-Tencor Corp. (a)  898,400  34,813
Novellus Systems, Inc. (a)  586,600  22,071
Smart Modular Technologies, Inc. (a)  100,000  6,200
  97,648
ELECTRONICS - 9.2%
Alliance Semiconductor Corp. (a)  1,650,800  10,421
Altera Corp. (a)  938,300  43,924
Atmel Corp. (a)  690,700  15,498
DII Group, Inc. (a)  880,200  19,694
Etec Systems, Inc. (a)  321,200  14,695
Electroglas, Inc. (a)  588,800  11,187
Galileo Technology Ltd.   14,000  427
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Lattice Semiconductor Corp. (a)  431,400 $ 24,347
Micrel, Inc. (a)  148,400  5,138
Microchip Technology, Inc. (a)  566,000  19,810
Micron Technology, Inc. (a)  1,537,400  38,243
Sanmina Corp. (a)  532,600  36,217
Speedfam International, Inc. (a)  53,500  1,371
Taiwan Semiconductor Manufacturing Co. sponsored ADR  424,600  9,341
Texas Instruments, Inc.   2,007,600  98,874
VLSI Technology, Inc. (a)  488,900  11,000
Vitesse Semiconductor Corp. (a)  223,500  10,002
  370,189
TOTAL TECHNOLOGY   1,182,928
TRANSPORTATION - 0.4%
AIR TRANSPORTATION - 0.2%
Ryanair Holdings PLC sponsored ADR  303,800  8,127
SHIPPING - 0.2%
Irish Continental Group PLC  694,000  8,290
TOTAL TRANSPORTATION   16,417
UTILITIES - 1.6%
TELEPHONE SERVICES - 1.6%
ESAT Telecom Group PLC sponsored ADR (a)  422,300  5,991
MCI Communications Corp.   531,400  23,348
SBC Communications, Inc.   248,700  18,109
WorldCom, Inc. (a)  500,000  16,000
  63,448
TOTAL COMMON STOCKS
(Cost $3,474,383)   3,908,536
CASH EQUIVALENTS - 2.7%
 SHARES VALUE (NOTE 1)
  (000S)
Taxable Central Cash Fund (b)
(Cost $110,080)   110,080,298 $ 110,080
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,584,463)   $ 4,018,616
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,130,000 or 0.1% of net assets.
(d) Affiliated company (see Note 7 of Notes to Financial Statements). OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  86.9%
Ireland     6.0
France    2.1
Finland    1.2
Netherlands    1.2
Sweden    1.0
Others (individually less than 1%)    1.6
TOTAL  100.0%
INCOME TAX INFORMATION
At November 30, 1997, the aggregate cost of investment securities for income tax purposes was $3,608,061,000. Net unrealized appreciation aggregated $410,555,000 of which $554,624,000 related to appreciated investment securities and $144,069,000 related to depreciated investment securities.
The fund hereby designates approximately $197,856,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 1998 approximately $15,075,000 of losses recognized during the period November 1, 1997 to November 30, 1997.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) NOVEMBER 30, 1997

1.ASSETS                                                            2.         3.

4.INVESTMENT IN SECURITIES, AT VALUE (COST $3,584,463) -            5.         $ 4,018,616
SEE ACCOMPANYING SCHEDULE

6.RECEIVABLE FOR INVESTMENTS SOLD                                   7.          63,433

8.RECEIVABLE FOR FUND SHARES SOLD                                   9.          732

10.DIVIDENDS RECEIVABLE                                             11.         2,840

12.INTEREST RECEIVABLE                                              13.         772

14.OTHER RECEIVABLES                                                15.         213

16. 17.TOTAL ASSETS                                                 18.         4,086,606

19.LIABILITIES                                                      20.        21.

22.PAYABLE FOR INVESTMENTS PURCHASED                                $ 63,320   23.

24.PAYABLE FOR FUND SHARES REDEEMED                                  7,526     25.

26.ACCRUED MANAGEMENT FEE                                            1,339     27.

28.OTHER PAYABLES AND ACCRUED EXPENSES                               743       29.

30. 31.TOTAL LIABILITIES                                            32.         72,928

33.34.NET ASSETS                                                    35.        $ 4,013,678

36.NET ASSETS CONSIST OF:                                           37.        38.

39.PAID IN CAPITAL                                                  40.        $ 2,928,541

41.UNDISTRIBUTED NET INVESTMENT INCOME                              42.         25,339

43.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON            44.         625,657
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

45.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                    46.         434,141
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

47.48.NET ASSETS, FOR 196,091 SHARES OUTSTANDING                    49.        $ 4,013,678

50.51.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION                52.         $20.47
PRICE PER SHARE ($4,013,678 (DIVIDED BY) 196,091 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1997

53.INVESTMENT INCOME                                            55.         $ 42,238
54.DIVIDENDS

56.INTEREST                                                     57.          8,409

58. 59.TOTAL INCOME                                             60.          50,647

61.EXPENSES                                                     62.         63.

64.MANAGEMENT FEE                                               $ 24,183    65.
BASIC FEE

66. PERFORMANCE ADJUSTMENT                                       (7,529)    67.

68.TRANSFER AGENT FEES                                           7,710      69.

70.ACCOUNTING FEES AND EXPENSES                                  811        71.

72.NON-INTERESTED TRUSTEES' COMPENSATION                         21         73.

74.CUSTODIAN FEES AND EXPENSES                                   275        75.

76.REGISTRATION FEES                                             49         77.

78.AUDIT                                                         81         79.


80.LEGAL                                                         37         81.


82.INTEREST                                                      10         83.

84.MISCELLANEOUS                                                 25         85.

86. TOTAL EXPENSES BEFORE REDUCTIONS                             25,673     87.

88. EXPENSE REDUCTIONS                                           (1,626)     24,047

89.90.NET INVESTMENT INCOME                                     91.          26,600

92.REALIZED AND UNREALIZED GAIN (LOSS)                          94.         95.
93.NET REALIZED GAIN (LOSS) ON:

96. INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF $1,680     646,372    97.

 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

98. FOREIGN CURRENCY TRANSACTIONS                                (5)         646,367

99.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)         100.        101.
ON:

102. INVESTMENT SECURITIES                                       (88,772)   103.

104. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                (11)        (88,783)

105.106.NET GAIN (LOSS)                                         107.         557,584

108.109.NET INCREASE (DECREASE) IN NET ASSETS RESULTING         112.        $ 584,184
110.111.
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                         YEAR ENDED     YEAR ENDED
                                                             NOVEMBER 30,   NOVEMBER 30,
                                                             1997           1996

113.INCREASE (DECREASE) IN NET ASSETS

114.OPERATIONS                                               $ 26,600       $ 52,190
NET INVESTMENT INCOME

115. NET REALIZED GAIN (LOSS)                                 646,367        404,544

116. CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (88,783)       59,393

117.                                                          584,184        516,127
118.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
119.
120.
FROM OPERATIONS

121.DISTRIBUTIONS TO SHAREHOLDERS                             (53,940)       (68,464)
FROM NET INVESTMENT INCOME

122. FROM NET REALIZED GAIN                                   (425,251)      (312,726)

123. 124.TOTAL DISTRIBUTIONS                                  (479,191)      (381,190)

125.SHARE TRANSACTIONS                                        466,641        659,602
NET PROCEEDS FROM SALES OF SHARES

126. REINVESTMENT OF DISTRIBUTIONS                            478,301        380,575

127. COST OF SHARES REDEEMED                                  (1,241,607)    (939,573)

128.129.NET INCREASE (DECREASE) IN NET ASSETS                 (296,665)      100,604
RESULTING
130.
131.
FROM SHARE TRANSACTIONS

132.                                                          (191,672)      235,541
133.TOTAL INCREASE (DECREASE) IN NET ASSETS

134.NET ASSETS                                               135.           136.

137. BEGINNING OF PERIOD                                      4,205,350      3,969,809

138.                                                         $ 4,013,678    $ 4,205,350
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $25,339 AND $52,707, RESPECTIVELY)

139.OTHER INFORMATION                                        141.           142.
140.SHARES

143. SOLD                                                     24,402         35,293

144. ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  27,647         21,160

145. REDEEMED                                                 (65,810)       (50,139)

146. NET INCREASE (DECREASE)                                  (13,761)       6,314


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,

147.                               1997      1996        1995      1994      1993

148.SELECTED PER-SHARE DATA

149.NET ASSET VALUE, BEGINNING     $ 20.04   $ 19.50     $ 18.01   $ 19.26   $ 19.77
150. OF PERIOD

151.INCOME FROM INVESTMENT
OPERATIONS

152. NET INVESTMENT INCOME          .13 B     .26         .34       .19       .09

153. NET REALIZED AND               2.61      2.14        3.09      .58       3.09
 UNREALIZED GAIN (LOSS)

154. TOTAL FROM INVESTMENT          2.74      2.40        3.43      .77       3.18
 OPERATIONS

155.

156.LESS DISTRIBUTIONS

157. FROM NET INVESTMENT            (.26)     (.34) C     (.20)     (.14)     (.16)
INCOME

158. FROM NET REALIZED GAIN         (2.05)    (1.52) C    (1.74)    (1.88)    (3.53)

159. TOTAL DISTRIBUTIONS            (2.31)    (1.86)      (1.94)    (2.02)    (3.69)

160.NET ASSET VALUE, END OF        $ 20.47   $ 20.04     $ 19.50   $ 18.01   $ 19.26
PERIOD

161.TOTAL RETURN A                  15.78%    13.45%      21.43%    4.24%     19.47%

162.RATIOS AND SUPPLEMENTAL DATA

163.NET ASSETS, END OF PERIOD      $ 4,014   $ 4,205     $ 3,970   $ 3,163   $ 2,688
(IN MILLIONS)

164.RATIO OF EXPENSES TO            .64%      .74%        .99%      1.07%     1.05%
AVERAGE
NET ASSETS

165.RATIO OF EXPENSES TO            .59% D    .70% D      .99%      1.07%     1.05%
AVERAGE
NET ASSETS AFTER EXPENSE
REDUCTIONS

166.RATIO OF NET INVESTMENT         .66%      1.26%       1.92%     1.13%     .80%
INCOME TO AVERAGE NET ASSETS

167.PORTFOLIO TURNOVER RATE         205%      230%        108%      72%       101%

168.AVERAGE COMMISSION RATE E      $ .0377   $ .0307


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Retirement Growth Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts and foreign currency options, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS -
CONTINUED
fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $7,912,031,000 and $8,671,166,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .41% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,935,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $33,899,000 and $15,767,000, respectively. The weighted average interest rate was 5.74%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,467,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $12,000 and $147,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNT IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
ADVO, Inc.  $ - $ - $ - $ 30,222
Affiliated Computer Services, Inc.
 Class A   -  12,262  -  -
TOTALS  $ - $ 12,262 $ - $ 30,222
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Retirement Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Retirement Growth Fund(a fund of Fidelity Financial Trust) at November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Retirement Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
/s/ Price Waterhouse LLP
      Price Waterhouse LLP
Boston, Massachusetts
January 6, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Retirement Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
12/22/97 12/19/97 $.13 $3.41
A total of 5.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 36% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
J. Fergus Shiel, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

EQUITY-INCOME II
FUND
ANNUAL REPORT
NOVEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     20   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    24   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    28   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            29


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October and into November, the Standard & Poor's 500 Index has risen more than 31% year-to-date, almost three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns through the first 11 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997          PAST 1   PAST 5    LIFE OF
                                         YEAR     YEARS     FUND

FIDELITY EQUITY-INCOME II                22.30%   132.78%   314.52%

S&P 500(REGISTERED TRADEMARK)            28.51%   150.41%   261.43%

EQUITY INCOME FUNDS AVERAGE              23.99%   119.16%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 21, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 178 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997    PAST 1   PAST 5   LIFE OF
                                   YEAR     YEARS    FUND

FIDELITY EQUITY-INCOME II          22.30%   18.41%   21.56%

S&P 500                            28.51%   20.15%   19.30%

EQUITY INCOME FUNDS AVERAGE        23.99%   16.84%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971130 19971209 140634 S00000000000001
             Equity-Income II            S&P 500
             00319                       SP001
  1990/08/21      10000.00                    10000.00
  1990/08/31      10090.00                    10035.72
  1990/09/30       9790.00                     9546.98
  1990/10/31       9790.00                     9505.93
  1990/11/30      10180.00                    10120.01
  1990/12/31      10451.06                    10402.36
  1991/01/31      10954.00                    10855.90
  1991/02/28      11929.70                    11632.10
  1991/03/31      12424.99                    11913.60
  1991/04/30      12770.41                    11942.19
  1991/05/31      13420.62                    12458.09
  1991/06/30      13105.67                    11887.51
  1991/07/31      13833.74                    12441.47
  1991/08/31      14361.43                    12736.33
  1991/09/30      14456.53                    12523.64
  1991/10/31      14904.71                    12691.45
  1991/11/30      14456.53                    12179.99
  1991/12/31      15320.99                    13573.38
  1992/01/31      15754.68                    13320.91
  1992/02/29      16262.56                    13494.08
  1992/03/31      16199.86                    13230.95
  1992/04/30      16550.87                    13619.94
  1992/05/31      16731.70                    13686.68
  1992/06/30      16626.27                    13482.75
  1992/07/31      17139.50                    14034.19
  1992/08/31      16786.65                    13746.49
  1992/09/30      17001.04                    13908.70
  1992/10/31      17140.75                    13957.38
  1992/11/30      17807.03                    14433.32
  1992/12/31      18240.51                    14610.85
  1993/01/31      18739.36                    14733.59
  1993/02/28      19071.82                    14933.96
  1993/03/31      19793.85                    15249.07
  1993/04/30      19849.55                    14880.04
  1993/05/31      20150.30                    15278.83
  1993/06/30      20341.51                    15323.14
  1993/07/31      20543.02                    15261.84
  1993/08/31      21214.73                    15840.27
  1993/09/30      21136.47                    15718.30
  1993/10/31      21530.18                    16043.67
  1993/11/30      21203.96                    15891.25
  1993/12/31      21685.43                    16083.53
  1994/01/31      22723.07                    16630.37
  1994/02/28      22286.55                    16179.69
  1994/03/31      21374.40                    15474.26
  1994/04/30      21955.29                    15672.33
  1994/05/31      22216.10                    15929.35
  1994/06/30      22047.50                    15539.08
  1994/07/31      22643.38                    16048.77
  1994/08/31      23418.02                    16706.77
  1994/09/30      22879.58                    16297.45
  1994/10/31      23274.88                    16664.14
  1994/11/30      22244.70                    16057.23
  1994/12/31      22370.95                    16295.36
  1995/01/31      22345.60                    16717.90
  1995/02/28      23154.03                    17369.40
  1995/03/31      23916.45                    17881.97
  1995/04/30      24475.31                    18408.59
  1995/05/31      25046.86                    19144.39
  1995/06/30      25390.89                    19589.11
  1995/07/31      26386.61                    20238.68
  1995/08/31      26527.03                    20289.48
  1995/09/30      27125.59                    21145.70
  1995/10/31      26317.59                    21070.21
  1995/11/30      27612.95                    21995.19
  1995/12/31      28274.79                    22418.82
  1996/01/31      29056.25                    23181.96
  1996/02/29      29427.41                    23396.85
  1996/03/31      30226.90                    23622.16
  1996/04/30      30706.27                    23970.35
  1996/05/31      30999.21                    24588.55
  1996/06/30      30759.08                    24682.23
  1996/07/31      29714.58                    23591.77
  1996/08/31      30397.52                    24089.32
  1996/09/30      31443.22                    25445.07
  1996/10/31      32022.26                    26146.84
  1996/11/30      33894.04                    28123.28
  1996/12/31      33564.33                    27566.16
  1997/01/31      34714.35                    29288.50
  1997/02/28      35041.04                    29518.12
  1997/03/31      33624.26                    28305.22
  1997/04/30      35208.43                    29995.04
  1997/05/31      37220.75                    31821.14
  1997/06/30      38981.23                    33246.72
  1997/07/31      41547.49                    35892.17
  1997/08/31      39153.27                    33881.49
  1997/09/30      41322.15                    35737.18
  1997/10/31      40012.85                    34543.55
  1997/11/28      41451.65                    36142.58
IMATRL PRASUN   SHR__CHT 19971130 19971209 140638 R00000000000091
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Equity-Income II Fund on August 21, 1990, when the fund started. As the chart shows, by November 30, 1997, the value of the investment would have grown to $41,452 - a 314.52% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $36,143 - a 261.43% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The 12 months that ended
November 30, 1997, was a period
that truly tested the U.S. stock
market's resolve. But despite
frequent shifts in sentiment, an
interest-rate hike and global
volatility concerns, U.S. stocks still
managed to perform well. The
Standard & Poor's 500 Index - a
broad gauge of the U.S. stock
market - returned 28.51% during
the period, well above the market's
long-term annual average of
around 11%. In the first half of the
period, large-cap stocks were
responsible for much of the
market's gain, as investors were
drawn to stocks with recognizable
names and consistent
earnings-growth track records.
Consequently, stock prices soared
and enthusiasm was high. The
Federal Reserve Board - in an
attempt to halt inflation before it
appeared - raised a key
short-term interest rate by 0.25% in
March. The market paused briefly,
but then kept rolling as the Dow
Jones Industrial Average reached
the 8,000-point mark for the first
time ever in August. With several
multinational companies
announcing earnings shortfalls in
mid-August, small-cap stocks came
into favor among investors.
During August and September, the
Russell 2000 Index - which
measures small-cap stock
performance - was up 9.78%
while the S&P was down 0.43%.
Volatility in Asian markets in late
October sent skittish investors
running for cover. The Dow slid
554 points in one day, then
snapped back the next, reclaiming
330-plus points. Sensing continued
fallout from this volatility, investors
again became quality-conscious
and large-caps regained their
perch through November.
An interview with Bettina Doulton, Portfolio Manager of Fidelity Equity-Income II Fund
Q. HOW DID THE FUND PERFORM, BETTINA?
A. For the 12 months that ended November 30, 1997, the fund's total return was 22.30%. The equity income funds average returned 23.99% for the same period, according to Lipper Analytical Services. The Standard & Poor's 500 Index returned 28.51%.
Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE?
A. Subsequent to a fund repositioning earlier in the year, the fund's performance - in absolute terms - improved over the second half of the period. In addition, the month of August was a difficult stretch for the fund as it lost considerable ground to its Lipper peer group. While I'm never satisfied when the fund underperforms, its recent performance has certainly been encouraging.
Q. WHAT HAPPENED DURING AUGUST?
A. During August, some U.S. companies began to feel the effects of the Southeast Asian economic crises, which began to unfold earlier in the summer. In particular, several blue-chip multinationals revised their earnings expectations downward in the third quarter of 1997. Slowing sales in the region and adverse currency translation effects were both responsible for this earnings deterioration; Coca-Cola and Gillette were the two most noteworthy examples. The fund didn't hold either of these two stocks, but their earnings difficulties triggered a sell-off of many other blue-chip multinationals - including some prominent fund holdings such as Citicorp and Procter & Gamble - and a market rotation into small- to medium-capitalization stocks.
Q. WHAT STRATEGIES BENEFITED FUND PERFORMANCE?
A. Emphasizing finance and pharmaceutical stocks, which were among the best-performing groups during the period, was one of the most helpful strategies. While I typically focus on individual stocks - rather than industry sectors - my analysis uncovered many attractive investments among diversified finance companies and drug firms. Cost-cutting, consolidation and moderate interest rates buoyed finance stocks, while solid pipelines of successful new products continued to support pharmaceutical stocks. Diversified consumer financial company American Express and drug-maker Bristol-Myers Squibb - both top holdings - were among the most notable outperformers relative to the market. Relative to its index, the fund also benefited from overweighted positions in several retailers, particularly Wal-Mart. Retailing stocks were very strong generally, helped by strong sales and more disciplined capital management.
Q. WERE THE FUND'S TOP HOLDINGS GOOD CONTRIBUTORS?
A. Yes, they were. Over the past year, five of the 10 largest stock holdings outperformed the S&P 500, several by remarkable margins. In addition to those stocks I've already highlighted, other strong-performing top holdings included BankAmerica and General Electric.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS, IN VIEW OF THE SOUTHEAST ASIAN CRISES?
A. Looking broadly, I remain optimistic regarding U.S. stocks. That said, I think it's safe to say that recent high levels of market volatility will continue, in part because of the uncertainty that has resulted from economic difficulties in Southeast Asia. At this point, it's not entirely clear the degree to which these events will influence global economic growth and corporate profits overall. Nevertheless, I am expecting slower economic growth, particularly in Southeast Asia. Accordingly, I have reduced the fund's exposure to cyclicals, or economically sensitive stocks - particularly infrastructure-related companies - whose earnings appeared disproportionately sensitive to the potential fallout from Southeast Asia. However, there are some beneficial aspects related to the Southeast Asian crises. Perhaps most importantly, Asian currency devaluations will provide downward pressure on U.S. import prices and inflation, which should help maintain the favorable interest-rate environment. Additionally, many companies that manufacture in Southeast Asia will have lower costs of production.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FERGUS SHIEL ON INVESTMENT
OPPORTUNITIES IN EUROPE:
"The fund generally has 13% or so
of its holdings in international
equities, and at the end of the
period its international holdings
were concentrated primarily in
Europe. There were several
reasons for this. Obviously, the
turmoil in Asia led me to avoid
many stocks from that part of the
world. Over and above that,
however, a very respectable
economic recovery was underway
in Europe, which meant that the
prospects of many companies
there were constantly improving.
"In addition, Europe is one of the
new frontiers for technology
investments. Many European
companies are going through the
same restructuring process that
American firms experienced
within the last 20 years. They are
trying to cut costs and raise profits.
However, mass layoffs are
politically and socially
unacceptable in many European
countries,  such as France and
Germany. The best way for
companies there to trim costs
without laying off workers is to apply
technology in such a way as to make
each worker more productive.
"There are many fine European
technology companies, such as
Ericsson and Nokia, that are
comparable in quality to their
United States counterparts, yet
their stocks trade at lower
valuations. I will continue to look
for these opportunities as the
European recovery progresses."
FUND FACTS
GOAL: capital appreciation
by investing mainly in
common stocks with the
potential for growth
FUND NUMBER: 073
TRADING SYMBOL: FDFFX
START DATE: March 25, 1983
SIZE: as of November 30,
1997, more than $4.0 billion
MANAGER: J. Fergus Shiel, since
1996; manager, Fidelity Trend
Fund, 1995-1996; Fidelity
Dividend Growth Fund, 1994-
1995; Fidelity Select
Broadcast & Media Portfolio,
1993; Fidelity Select
Telecommunications Portfolio
1992-1994;
Fidelity Select Consumer
Products Portfolio,
1991-1993; joined Fidelity in
1989
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF NOVEMBER 30, 1997
                                % OF FUND'S    % OF FUND'S INVESTMENTS
                                INVESTMENTS    IN THESE STOCKS
                                               6 MONTHS AGO

GENERAL ELECTRIC CO.            4.3            3.6

CITICORP                        3.9            2.3

AMERICAN EXPRESS CO.            3.8            3.6

PHILIP MORRIS COMPANIES, INC.   3.2            3.2

BRISTOL-MYERS SQUIBB CO.        3.0            2.0

AMERICAN HOME PRODUCTS CORP.    2.4            1.4

BRITISH PETROLEUM PLC ADR       2.2            2.2

BANKAMERICA CORP.               2.2            1.4

BANK OF NEW YORK CO., INC.      2.1            1.8

SCHERING-PLOUGH CORP.           1.9            1.6

TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

FINANCE                            25.9           17.9

HEALTH                             11.0           10.6

NONDURABLES                        10.9           11.8

ENERGY                             10.0           10.1

INDUSTRIAL MACHINERY & EQUIPMENT   7.9            8.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1997 * AS OF MAY 31, 1997 **
0
ROW: 1, COL: 1, VALUE: 7.3
ROW: 1, COL: 2, VALUE: 2.5
ROW: 1, COL: 3, VALUE: 1.4
ROW: 1, COL: 4, VALUE: 88.8
STOCKS 91.4%
BONDS 1.2%
CONVERTIBLE
SECURITIES 1.5%
SHORT-TERM
INVESTMENTS 5.9%
FOREIGN
INVESTMENTS 9.0%
STOCKS 90.8%
BONDS 0.4%
CONVERTIBLE
SECURITIES 1.5%
SHORT-TERM
INVESTMENTS 7.3%
FOREIGN
INVESTMENTS 9.6%
ROW: 1, COL: 1, VALUE: 5.9
ROW: 1, COL: 2, VALUE: 2.5
ROW: 1, COL: 3, VALUE: 2.2
ROW: 1, COL: 4, VALUE: 89.40000000000001
*
**
INVESTMENTS NOVEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 90.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.4%
AEROSPACE & DEFENSE - 3.2%
AlliedSignal, Inc.   4,912,200 $ 182,366
Gulfstream Aerospace Corp. (a)  1,182,000  34,721
Lockheed Martin Corp.   2,267,054  221,180
Sundstrand Corp.   803,200  41,214
United Technologies Corp.   656,300  49,181
  528,662
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   749,600  41,930
TOTAL AEROSPACE & DEFENSE   570,592
BASIC INDUSTRIES - 2.7%
CHEMICALS & PLASTICS - 1.9%
Air Products & Chemicals, Inc.   956,100  73,321
Cytec Industries, Inc. (a)  413,000  18,895
Monsanto Co.   1,387,400  60,612
Nalco Chemical Co.   1,116,100  43,319
Praxair, Inc.   745,900  32,773
W.R. Grace & Co.  1,161,100  84,470
  313,390
PAPER & FOREST PRODUCTS - 0.8%
Kimberly-Clark Corp.   2,729,400  142,099
TOTAL BASIC INDUSTRIES   455,489
CONSTRUCTION & REAL ESTATE - 2.0%
BUILDING MATERIALS - 0.9%
Masco Corp.   3,309,300  155,951
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Beacon Properties Corp.   606,900  27,310
Cali Realty Corp.  577,300  22,912
Duke Realty Investors, Inc.   543,200  12,494
Equity Residential Properties Trust (SBI)  441,700  22,085
Macerich Co.   606,000  16,438
Patriot American Hospitality, Inc.  600,009  18,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Public Storage, Inc.   574,800 $ 15,879
Reckson Associates Realty Corp.   462,400  12,282
Starwood Lodging Trust combined certificate (SBI)  618,000  33,140
  181,290
TOTAL CONSTRUCTION & REAL ESTATE   337,241
DURABLES - 0.9%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Johnson Controls, Inc.   245,500  11,247
CONSUMER DURABLES - 0.8%
Minnesota Mining & Manufacturing Co.   1,363,200  132,827
CONSUMER ELECTRONICS - 0.1%
Philips Electronics NV (Bearer)  200,000  13,199
TOTAL DURABLES   157,273
ENERGY - 10.0%
ENERGY SERVICES - 0.5%
Halliburton Co.   777,800  41,953
Schlumberger Ltd.   525,800  43,280
  85,233
OIL & GAS - 9.5%
Amoco Corp.   1,016,900  91,521
British Petroleum PLC:
Ord.   340  5
 ADR  4,418,514  366,737
Burlington Resources, Inc.   1,687,100  75,076
Chevron Corp.   943,100  75,625
Coastal Corp. (The)  994,200  58,223
Exxon Corp.   1,120,200  68,332
Mobil Corp.   517,100  37,199
Royal Dutch Petroleum Co.   5,964,400  314,249
Texaco, Inc.   3,073,500  173,653
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Total SA:
Class B  1,857,442 $ 194,957
 sponsored ADR  559,413  29,404
USX-Marathon Group   2,924,300  100,157
  1,585,138
TOTAL ENERGY   1,670,371
FINANCE - 25.8%
BANKS - 12.6%
Banc One Corp.   1,006,100  51,689
Bank of New York Co., Inc.   6,434,928  345,877
BankAmerica Corp.   4,951,000  361,423
Chase Manhattan Corp.  2,645,500  287,368
Citicorp  5,402,700  647,986
National City Corp.   280,300  18,710
NationsBank Corp.   3,220,000  193,401
Norwest Corp.   490,900  18,378
U.S. Bancorp  791,400  85,125
Wells Fargo & Co.   321,400  98,750
  2,108,707
CREDIT & OTHER FINANCE - 4.8%
American Express Co.   7,995,612  630,654
Beneficial Corp.   595,700  46,241
First Chicago NBD Corp.   715,000  55,949
Household International, Inc.   565,600  71,265
  804,109
FEDERAL SPONSORED CREDIT - 2.6%
Federal Home Loan Mortgage Corporation  3,192,000  131,670
Federal National Mortgage Association  5,503,300  290,643
  422,313
INSURANCE - 4.9%
Allstate Corp.   3,462,500  297,342
American International Group, Inc.   350,000  35,285
Hartford Financial Services Group, Inc.   1,588,300  133,020
MBIA, Inc.   1,924,200  120,984
Progressive Corp.  253,600  25,867
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
St. Paul Companies, Inc. (The)  663,800 $ 53,104
Travelers Group, Inc. (The)  2,461,072  124,284
Terra Nova (Bermuda) Holdings Ltd.  952,100  25,469
  815,355
SAVINGS & LOANS - 0.9%
Washington Mutual, Inc.   2,211,370  152,861
TOTAL FINANCE   4,303,345
HEALTH - 10.9%
DRUGS & PHARMACEUTICALS - 9.1%
American Home Products Corp.   5,696,500  398,043
Bristol-Myers Squibb Co.   5,397,300  505,322
Glaxo PLC sponsored ADR  92,000  4,203
Merck & Co., Inc.   850,600  80,435
Novartis AG (Reg.)  26,227  41,881
Pfizer, Inc.   700,000  50,925
Schering-Plough Corp.   5,172,500  324,251
SmithKline Beecham PLC ADR  2,306,900  114,480
  1,519,540
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
Baxter International, Inc.   2,450,000  124,031
Johnson & Johnson  466,400  29,354
  153,385
MEDICAL FACILITIES MANAGEMENT - 0.9%
Columbia/HCA Healthcare Corp.   3,060,000  90,270
Tenet Healthcare Corp. (a)  1,545,800  48,983
  139,253
TOTAL HEALTH   1,812,178
INDUSTRIAL MACHINERY & EQUIPMENT - 7.8%
ELECTRICAL EQUIPMENT - 4.5%
Emerson Electric Co.   595,400  32,747
General Electric Co.   9,642,600  711,142
  743,889
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Cooper Industries, Inc.   1,656,238 $ 85,503
Ingersoll-Rand Co.   1,636,100  66,876
Stanley Works  2,258,000  99,493
Tyco International Ltd.  3,046,838  119,588
  371,460
POLLUTION CONTROL - 1.1%
Browning-Ferris Industries, Inc.   4,647,700  165,865
Waste Management, Inc.  951,900  23,440
  189,305
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,304,654
MEDIA & LEISURE - 1.6%
BROADCASTING - 1.1%
Time Warner, Inc.   3,189,300  185,777
PUBLISHING - 0.5%
McGraw-Hill, Inc.   523,000  35,793
Times Mirror Co. Class A  713,100  42,340
  78,133
TOTAL MEDIA & LEISURE   263,910
NONDURABLES - 10.9%
BEVERAGES - 0.5%
PepsiCo, Inc.   2,164,500  79,816
FOODS - 2.4%
Campbell Soup Co.   1,015,300  56,857
Heinz (H.J.) Co.   2,338,700  117,081
Nabisco Holdings Corp. Class A  728,300  33,957
Ralston Purina Co.   854,000  79,422
Sara Lee Corp.   2,315,000  122,406
  409,723
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 4.2%
Procter & Gamble Co.   3,637,400 $ 277,579
Unilever PLC Ord.   17,288,800  136,186
Unilever NV:
Ord.   200,000  11,621
 ADR  4,637,100  269,241
  694,627
TOBACCO - 3.8%
Philip Morris Companies, Inc.   12,279,000  534,136
RJR Nabisco Holdings Corp.   2,836,800  103,366
  637,502
TOTAL NONDURABLES   1,821,668
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.4%
Payless ShoeSource, Inc. (a)  1,042,308  66,186
DRUG STORES - 0.9%
Rite Aid Corp.   2,150,700  141,409
GENERAL MERCHANDISE STORES - 3.7%
Dayton Hudson Corp.   1,436,700  95,451
Federated Department Stores, Inc. (a)  3,881,100  176,832
Penney (J.C.) Co., Inc.   608,400  39,090
Wal-Mart Stores, Inc.   7,583,000  302,846
  614,219
GROCERY STORES - 0.4%
Albertson's, Inc.   559,600  24,832
American Stores Co.   2,201,400  43,616
Asda Group PLC  2,000,000  5,392
  73,840
TOTAL RETAIL & WHOLESALE   895,654
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 1.2%
ADVERTISING - 0.2%
WPP Group PLC (d)  6,000,000 $ 26,884
LEASING & RENTAL - 0.5%
Ryder Systems, Inc.   2,129,100  77,313
PRINTING - 0.5%
Donnelley (R.R.) & Sons Co.   2,546,800  89,775
TOTAL SERVICES   193,972
TECHNOLOGY - 2.6%
COMPUTER SERVICES & SOFTWARE - 0.1%
Electronic Data Systems Corp.   607,100  23,070
COMPUTERS & OFFICE EQUIPMENT - 2.3%
Pitney Bowes, Inc.   2,738,900  230,239
Xerox Corp.   1,847,100  143,496
  373,735
ELECTRONICS - 0.2%
Thomas & Betts Corp.   688,800  31,254
TOTAL TECHNOLOGY   428,059
TRANSPORTATION - 0.7%
RAILROADS - 0.7%
CSX Corp.   1,459,700  76,361
Union Pacific Corp.   797,600  47,856
  124,217
UTILITIES - 4.9%
ELECTRIC UTILITY - 0.6%
American Electric Power Co., Inc.   743,000  36,825
CMS Energy Corp.   1,632,300  64,272
  101,097
TELEPHONE SERVICES - 4.3%
AT&T Corp.   2,510,800  140,291
ALLTEL Corp.   1,657,900  65,901
Ameritech Corp.  1,943,300  149,756
Bell Atlantic Corp.   507,248  45,272
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Frontier Corp.   934,800 $ 22,903
GTE Corp.   873,300  44,156
MCI Communications Corp.   2,132,900  93,714
SBC Communications, Inc.   1,857,400  135,242
Sprint Corp.   400,000  23,425
  720,660
TOTAL UTILITIES   821,757
TOTAL COMMON STOCKS
(Cost $11,002,523)   15,160,380
CONVERTIBLE PREFERRED STOCKS - 0.1%
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Republic Industries, Inc. $1.55  402,000  10,779
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
McKesson Financing Trust $2.50  50,000  3,950
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $13,129)   14,729
CORPORATE BONDS - 1.8%
 MOODY'S RATINGS  PRINCIPAL
 (UNAUDITED) AMOUNT (000S)
CONVERTIBLE BONDS - 1.4%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Centerpoint Properties Trust 8.22%, 1/15/04 Baa3 $ 1,030 1,839 CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
POLLUTION CONTROL - 0.1%
WMX Technologies, Inc. 2%, 1/24/05  Baa2 $ 22,500 $ 18,759
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.3%
Time Warner, Inc. liquid yield option notes
0%, 6/22/13  Ba1  87,460  42,855
RETAIL & WHOLESALE - 0.4%
GENERAL MERCHANDISE STORES - 0.4%
Federated Department Stores, Inc.
5%, 10/1/03  Baa3  43,100  60,717
SERVICES - 0.6%
ADT Operations, Inc. liquid yield option notes
0%, 7/6/10  Ba3  87,940  93,656
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Unisys Corp. 8 1/4%, 3/15/06  B3  4,000  8,970
TOTAL CONVERTIBLE BONDS   226,796
NONCONVERTIBLE BONDS - 0.4%
CONSTRUCTION & REAL ESTATE - 0.1%
BUILDING MATERIALS - 0.1%
American Standard, Inc. 10 1/2%, 6/1/05 (c)  B1  15,000  15,112
FINANCE - 0.1%
ASSET BACKED SECURITIES - 0.1%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19   Ba2  12,610  14,218
SAVINGS & LOANS - 0.0%
Coast Savings Financial, Inc. 10%, 3/1/00  Ba2  2,800  2,965
TOTAL Finance   17,183
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Tenet Healthcare Corp.:
8 5/8%, 12/1/03  Ba1 $ 7,480 $ 7,760
 8%, 1/15/05  Ba1  5,560  5,581
 8 5/8%, 1/15/07  Ba3  490  499
  13,840
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
AMR Corp. 7 3/4%, 12/1/97  Baa3  26,000  26,000
TOTAL NONCONVERTIBLE BONDS   72,135
TOTAL CORPORATE BONDS
(Cost $240,983)   298,931
CASH EQUIVALENTS - 7.3%
 SHARES
Taxable Central Cash Fund (b)
(Cost $1,225,337)    1,225,337,125  1,225,337
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $12,481,972)  $ 16,699,377
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $26,884,000 or 0.2% of net assets.
INCOME TAX INFORMATION
At November 30, 1997, the aggregate cost of investment securities for income tax purposes was $12,486,830,000. Net unrealized appreciation aggregated $4,212,547,000 of which $4,341,335,000 related to appreciated investment securities and $128,788,000 related to depreciated investment securities.
The fund hereby designates approximately $201,994,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) NOVEMBER 30, 1997

169.ASSETS                                                          170.       171.

172.INVESTMENT IN SECURITIES, AT VALUE (COST $12,481,972)           173.       $ 16,699,377
-
SEE ACCOMPANYING SCHEDULE

174.RECEIVABLE FOR INVESTMENTS SOLD                                 175.        35,437

176.RECEIVABLE FOR FUND SHARES SOLD                                 177.        10,210

178.DIVIDENDS RECEIVABLE                                            179.        26,480

180.INTEREST RECEIVABLE                                             181.        7,179

182.OTHER RECEIVABLES                                               183.        297

184. 185.TOTAL ASSETS                                               186.        16,778,980

187.LIABILITIES                                                     188.       189.

190.PAYABLE FOR INVESTMENTS PURCHASED                               $ 97,040   191.

192.PAYABLE FOR FUND SHARES REDEEMED                                 22,094    193.

194.ACCRUED MANAGEMENT FEE                                           6,791     195.

196.OTHER PAYABLES AND ACCRUED EXPENSES                              2,673     197.

198. 199.TOTAL LIABILITIES                                          200.        128,598

201.202.NET ASSETS                                                  203.       $ 16,650,382

204.NET ASSETS CONSIST OF:                                          205.       206.

207.PAID IN CAPITAL                                                 208.       $ 10,502,182

209.UNDISTRIBUTED NET INVESTMENT INCOME                             210.        25,479

211.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)              212.        1,905,337
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

213.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                   214.        4,217,384
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

215.216.NET ASSETS, FOR 577,900 SHARES OUTSTANDING                  217.       $ 16,650,382

218.219.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION              220.        $28.81
PRICE
PER SHARE ($16,650,382 (DIVIDED BY) 577,900 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1997

221.INVESTMENT INCOME                                            223.         $ 284,055
222.DIVIDENDS (INCLUDING $447 RECEIVED FROM AFFILIATED
ISSUERS)

224.INTEREST                                                     225.          76,871

226. 227.TOTAL INCOME                                            228.          360,926

229.EXPENSES                                                     230.         231.

232.MANAGEMENT FEE                                               $ 79,595     233.

234.TRANSFER AGENT FEES                                           30,084      235.

236.ACCOUNTING FEES AND EXPENSES                                  841         237.

238.NON-INTERESTED TRUSTEES' COMPENSATION                         95          239.

240.CUSTODIAN FEES AND EXPENSES                                   383         241.

242.REGISTRATION FEES                                             154         243.

244.AUDIT                                                         111         245.


246.LEGAL                                                         94          247.


248.INTEREST                                                      8           249.

250.MISCELLANEOUS                                                 107         251.

252. TOTAL EXPENSES BEFORE REDUCTIONS                             111,472     253.

254. EXPENSE REDUCTIONS                                           (2,470)      109,002

255.256.NET INVESTMENT INCOME                                    257.          251,924

258.REALIZED AND UNREALIZED GAIN (LOSS)                          260.         261.
259.NET REALIZED GAIN (LOSS) ON:

262. INVESTMENT SECURITIES (INCLUDING REALIZED GAIN (LOSS) OF     1,914,650   263.
$6,899 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

264. FOREIGN CURRENCY TRANSACTIONS                                (371)        1,914,279

265.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)         266.         267.
ON:

268. INVESTMENT SECURITIES                                        1,038,176   269.

270. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                 (18)         1,038,158

271.272.NET GAIN (LOSS)                                          273.          2,952,437

274.275.NET INCREASE (DECREASE) IN NET ASSETS RESULTING          276.         $ 3,204,361
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                         YEAR ENDED      YEAR ENDED
                                                             NOVEMBER 30,    NOVEMBER 30,
                                                             1997            1996

277.INCREASE (DECREASE) IN NET ASSETS

278.OPERATIONS                                               $ 251,924       $ 291,770
NET INVESTMENT INCOME

279. NET REALIZED GAIN (LOSS)                                 1,914,279       828,609

280. CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     1,038,158       1,678,837

281.                                                          3,204,361       2,799,216
282.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS

283.DISTRIBUTIONS TO SHAREHOLDERS                             (297,983)       (257,012)
FROM NET INVESTMENT INCOME

284. FROM NET REALIZED GAIN                                   (715,007)       (347,350)

285. 286.TOTAL DISTRIBUTIONS                                  (1,012,990)     (604,362)

287.SHARE TRANSACTIONS                                        2,859,865       4,678,475
NET PROCEEDS FROM SALES OF SHARES

288. REINVESTMENT OF DISTRIBUTIONS                            980,564         583,372

289. COST OF SHARES REDEEMED                                  (4,977,444)     (3,413,375)

290.291.                                                      (1,137,015)     1,848,472
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

292.                                                          1,054,356       4,043,326
293.TOTAL INCREASE (DECREASE) IN NET ASSETS

294.NET ASSETS                                               295.            296.

297. BEGINNING OF PERIOD                                      15,596,026      11,552,700

298.                                                         $ 16,650,382    $ 15,596,026
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $25,479 AND $70,992, RESPECTIVELY)

299.OTHER INFORMATION                                        301.            302.
300.SHARES

303. SOLD                                                     110,027         206,780

304. ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  40,102          26,774

305. REDEEMED                                                 (191,956)       (150,529)

306. NET INCREASE (DECREASE)                                  (41,827)        83,025


FINANCIAL HIGHLIGHTS

307.                               YEARS ENDED NOVEMBER 30,

308.                               1997                       1996       1995       1994      1993

309.SELECTED PER-SHARE
DATA

310.NET ASSET VALUE,               $ 25.17                    $ 21.53    $ 18.57    $ 18.85   $ 16.57
BEGINNING OF PERIOD

311.INCOME FROM
INVESTMENT OPERATIONS

312. NET INVESTMENT                 .42 B                      .48        .42        .37       .44
INCOME

313. NET REALIZED AND               4.87                       4.23       3.80       .53       2.62
UNREALIZED GAIN (LOSS)

314. TOTAL FROM                     5.29                       4.71       4.22       .90       3.06
INVESTMENT OPERATIONS

315.

316.LESS DISTRIBUTIONS

317. FROM NET INVESTMENT            (.49)                      (.43)      (.40)      (.47)     (.41)
INCOME

318. FROM NET REALIZED              (1.16)                     (.64)      (.86)      (.71)     (.37)
GAIN

319. TOTAL DISTRIBUTIONS            (1.65)                     (1.07)     (1.26)     (1.18)    (.78)

320.NET ASSET VALUE,               $ 28.81                    $ 25.17    $ 21.53    $ 18.57   $ 18.85
END OF PERIOD

321.TOTAL RETURN A                  22.30%                     22.75%     24.13%     4.91%     19.08%

322.RATIOS AND SUPPLEMENTAL DATA

323.NET ASSETS, END OF             $ 16,650                   $ 15,596   $ 11,553   $ 7,605   $ 4,815
PERIOD (IN MILLIONS)

324.RATIO OF EXPENSES TO            .70%                       .73%       .76%       .83%      .89%
AVERAGE NET ASSETS

325.RATIO OF EXPENSES TO            .68% C                     .72% C     .75% C     .81% C    .88% C
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

326.RATIO OF NET                    1.58%                      2.13%      2.37%      2.36%     2.69%
INVESTMENT INCOME TO
AVERAGE
NET ASSETS

327.PORTFOLIO TURNOVER              77%                        46%        45%        75%       55%
RATE

328.AVERAGE COMMISSION             $ .0421                    $ .0397
RATE D


F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE6 OF NOTES TO FINANCIAL STATEMENTS).
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1997


8. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Equity-Income II Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information".
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
9. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
10. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $11,409,005,000 and $13,265,883,000, respectively.
11. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .50% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,692,000 for the period.
12. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $24,352,000 and $12,348,000, respectively. The weighted average interest rate was 6.0%.
13. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,470,000 under this arrangement.
14. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Angerstein Underwriting Trust PLC  $ - $ 5,243 $ 134 $ -
Berkley (W.R.) Corp.    -  2,486  286  -
Ferro Corp.   -  7,649  -  -
Gryphon Holdings, Inc.    -  7,125  -  -
McDermott (J.Ray) SA   -  14,345  -  -
Russell Corp.    -  3,082  -  -
Ryerson Tull, Inc. Class A   -  1,755  -  -
Stewart & Stevenson Services, Inc.    -  1,295  -  -
Syndicate Capital Trust PLC   -  2,197  -  -
Terra Nova (Bermuda) Holdings Ltd.   -  1,705  27  -
Western Atlas, Inc.    -  27,052  -  -
TOTALS  $ - $ 73,934 $ 447 $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity-Income II Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income II Fund (a fund of Fidelity Financial Trust) at November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
/s/ Price Waterhouse LLP
      Price Waterhouse LLP
Boston, Massachusetts
January 8, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Equity-Income II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
12/22/97 12/19/97 $.09 $2.51
1/5/98 1/2/98 - $.43
A total of 49% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
A total of 2.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
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(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
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OVERNIGHT EXPRESS
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SELLING SHARES
Fidelity Investments
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Dallas, TX 75266-0602
OVERNIGHT EXPRESS
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Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
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P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bettina E. Doulton, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
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Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
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(2_FIDELITY_LOGOS)FIDELITY

CONVERTIBLE SECURITIES
FUND
ANNUAL REPORT
NOVEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     22   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    26   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    30   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October and into November, the Standard & Poor's 500 Index has risen more than 31% year-to-date, almost three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns through the first 11 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997                    PAST 1   PAST 5   PAST 10
                                                   YEAR     YEARS    YEARS

FIDELITY CONVERTIBLE SECURITIES                    14.84%   87.55%   351.30%

MERRILL LYNCH CONVERTIBLE SECURITIES INDEX         16.79%   92.19%   N/A

CONVERTIBLE SECURITIES FUNDS AVERAGE               16.37%   82.19%   253.89%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch Convertible Securities Index - a market capitalization weighted index of over 450 non-mandatory domestic corporate convertible securities. To measure how the fund's performance stacked up against its peers, you can compare it to the convertible securities funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997              PAST 1   PAST 5   PAST 10
                                             YEAR     YEARS    YEARS

FIDELITY CONVERTIBLE SECURITIES              14.84%   13.40%   16.26%

MERRILL LYNCH CONVERTIBLE SECURITIES INDEX   16.79%   13.96%   N/A

CONVERTIBLE SECURITIES FUNDS AVERAGE         16.37%   12.62%   13.30%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971130 19971209 140020 S00000000000001
             Convertible Securities      FB Conv. Sec. Index
             00308                       FB002
  1987/11/30      10000.00                    10000.00
  1987/12/31      10280.47                    10509.00
  1988/01/31      10663.74                    10801.15
  1988/02/29      11103.36                    11298.00
  1988/03/31      11250.23                    11259.59
  1988/04/30      11467.46                    11492.66
  1988/05/31      11387.42                    11378.89
  1988/06/30      11860.36                    11816.97
  1988/07/31      11779.20                    11694.08
  1988/08/31      11605.30                    11487.09
  1988/09/30      11757.65                    11692.71
  1988/10/31      11945.78                    11841.21
  1988/11/30      11769.41                    11648.20
  1988/12/31      11914.13                    11918.43
  1989/01/31      12423.18                    12453.57
  1989/02/28      12556.50                    12451.08
  1989/03/31      12922.06                    12612.95
  1989/04/30      13401.11                    13036.74
  1989/05/31      13708.19                    13301.39
  1989/06/30      13818.28                    13204.29
  1989/07/31      14440.17                    13583.25
  1989/08/31      14912.80                    13882.08
  1989/09/30      14925.24                    13761.31
  1989/10/31      14623.21                    13326.45
  1989/11/30      14862.31                    13543.67
  1989/12/31      15045.44                    13558.57
  1990/01/31      14487.72                    13018.94
  1990/02/28      14656.33                    13190.79
  1990/03/31      14944.10                    13392.61
  1990/04/30      14825.92                    13093.95
  1990/05/31      15416.85                    13729.01
  1990/06/30      15588.99                    13712.53
  1990/07/31      15482.67                    13590.49
  1990/08/31      14459.35                    12807.68
  1990/09/30      13745.81                    12247.98
  1990/10/31      13476.55                    11789.91
  1990/11/30      14176.63                    12366.44
  1990/12/31      14610.00                    12624.89
  1991/01/31      15515.41                    13191.75
  1991/02/28      16516.84                    13979.30
  1991/03/31      16955.99                    14321.79
  1991/04/30      17150.24                    14466.44
  1991/05/31      17733.02                    14894.65
  1991/06/30      17396.32                    14479.09
  1991/07/31      18097.78                    15029.29
  1991/08/31      18785.22                    15589.89
  1991/09/30      19098.79                    15561.82
  1991/10/31      19921.16                    15785.91
  1991/11/30      19070.43                    15405.47
  1991/12/31      20269.54                    16300.53
  1992/01/31      21292.65                    16752.06
  1992/02/29      21989.55                    17185.94
  1992/03/31      21618.72                    17043.29
  1992/04/30      21798.37                    17237.59
  1992/05/31      22217.57                    17551.31
  1992/06/30      22085.01                    17468.82
  1992/07/31      22689.66                    17949.21
  1992/08/31      22251.29                    17836.13
  1992/09/30      22781.36                    18192.85
  1992/10/31      23315.41                    18236.52
  1992/11/30      24063.09                    18763.55
  1992/12/31      24732.80                    19180.10
  1993/01/31      25559.88                    19778.52
  1993/02/28      25114.53                    19855.66
  1993/03/31      26364.30                    20582.38
  1993/04/30      26605.29                    20578.26
  1993/05/31      27264.00                    20938.38
  1993/06/30      27232.79                    21137.29
  1993/07/31      27508.52                    21355.01
  1993/08/31      28157.31                    21940.13
  1993/09/30      28484.41                    22188.06
  1993/10/31      29139.22                    22711.70
  1993/11/30      28860.93                    22368.75
  1993/12/31      29132.23                    22737.83
  1994/01/31      29858.32                    23390.41
  1994/02/28      29380.16                    23018.50
  1994/03/31      28094.09                    22079.35
  1994/04/30      27628.54                    21677.50
  1994/05/31      27521.11                    21725.19
  1994/06/30      27500.39                    21479.70
  1994/07/31      27990.17                    22085.43
  1994/08/31      29477.66                    22520.51
  1994/09/30      29293.55                    22121.90
  1994/10/31      29477.21                    22312.14
  1994/11/30      28705.84                    21502.21
  1994/12/31      28620.70                    21665.63
  1995/01/31      28620.70                    21637.46
  1995/02/28      29216.96                    22345.01
  1995/03/31      30080.38                    22934.92
  1995/04/30      30758.03                    23455.54
  1995/05/31      31096.86                    24147.48
  1995/06/30      31874.68                    25026.45
  1995/07/31      32710.99                    25914.89
  1995/08/31      33091.13                    26186.99
  1995/09/30      33719.22                    26577.18
  1995/10/31      32894.46                    25761.26
  1995/11/30      33872.67                    26657.75
  1995/12/31      34167.54                    26804.37
  1996/01/31      34863.18                    27396.75
  1996/02/29      35702.52                    28133.72
  1996/03/31      36159.00                    28370.04
  1996/04/30      37006.15                    29031.06
  1996/05/31      37605.36                    29678.46
  1996/06/30      37189.42                    28975.08
  1996/07/31      35436.38                    27845.05
  1996/08/31      36417.25                    28880.88
  1996/09/30      37212.21                    29634.68
  1996/10/31      37654.96                    29818.41
  1996/11/30      39299.47                    29911.44
  1996/12/31      39308.38                    29576.44
  1997/01/31      40584.33                    30516.97
  1997/02/28      39823.24                    30358.28
  1997/03/31      38440.99                    29729.86
  1997/04/30      38984.33                    30030.13
  1997/05/31      41248.22                    31420.53
  1997/06/30      42480.45                    32334.87
  1997/07/31      44631.94                    34106.82
  1997/08/31      44425.94                    34130.69
  1997/09/30      47389.73                    35571.01
  1997/10/31      44945.30                    34596.36
  1997/11/28      45106.72                    34388.78
IMATRL PRASUN   SHR__CHT 19971130 19971209 140024 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Convertible Securities Fund on November 30, 1987. As the chart shows, by November 30, 1997, the value of the investment would have grown to $45,130 - a 351.30% increase on the initial investment. For comparison, look at how the First Boston Convertible Securities Index - a market capitalization weighted index of over 250 convertible bonds and preferred stocks - did over the same period. (The Merrill Lynch Convertible Securities Index does not extend as far back as the fund's start date, and therefore is not appropriate for this comparison.) With dividends, and capital gains, if any, reinvested, the same $10,000 investment in the First Boston Convertible Securities Index would have grown to $34,389 - a 243.89% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The 12 months that ended
November 30, 1997, was a period
that truly tested the U.S. stock
market's resolve. But despite
frequent shifts in sentiment, an
interest-rate hike and global
volatility concerns, U.S. stocks still
managed to perform well. The
Standard & Poor's 500 Index - a
broad gauge of the U.S. stock
market - returned 28.51% during
the period, well above the market's
long-term annual average of
around 11%. In the first half of the
period, large-cap stocks were
responsible for much of the
market's gain, as investors were
drawn to stocks with recognizable
names and consistent
earnings-growth track records.
Consequently, stock prices soared
and enthusiasm was high. The
Federal Reserve Board - in an
attempt to halt inflation before it
appeared - raised a key
short-term interest rate by 0.25% in
March. The market paused briefly,
but then kept rolling as the Dow
Jones Industrial Average reached
the 8,000-point mark for the first
time ever in August. With several
multinational companies
announcing earnings shortfalls in
mid-August, small-cap stocks came
into favor among investors.
During August and September, the
Russell 2000 Index - which
measures small-cap stock
performance - was up 9.78%
while the S&P was down 0.43%.
Volatility in Asian markets in late
October sent skittish investors
running for cover. The Dow slid
554 points in one day, then
snapped back the next, reclaiming
330-plus points. Sensing continued
fallout from this volatility, investors
again became quality-conscious
and large-caps regained their
perch through November.
An interview with David Felman, Portfolio Manager of Fidelity Convertible Securities Fund
Q. HOW DID THE FUND DO, DAVID?
A. For the 12 months that ended November 30, 1997, the fund returned 14.84%. In comparison, the First Boston Convertible Securities Index was up 14.97%, the Merrill Lynch Convertible Securities Index rose 16.79%, and the convertible securities funds average gained 16.37% over the same 12-month period, according to Lipper Analytical Services.
Q. WHY DID THE FUND LAG THE INDICES AND THE LIPPER AVERAGE?
A. Because the fund was underweighted in energy, broadcasting and finance. These areas of the market did very well over the period. Energy services companies fared well, as increased demand and tight drilling capacity helped them receive higher prices for their services. Merger and acquisition activity aided broadcast companies, and falling interest rates benefited the finance sector.
Q. YOU INCREASED THE FUND'S TECHNOLOGY HOLDINGS FROM ROUGHLY 6% TO ABOUT 30% DURING THE PERIOD. WHY WAS THAT?
A. Toward the end of the period, technology stocks, and the convertible securities associated with them, declined sharply in response to the turmoil in Asia. I took advantage of many attractive opportunities to purchase "busted" technology convertibles - that is, convertibles in the technology sector whose common stock was trading far below where it was when the convertible was issued. There was little downside risk associated with these issues because they were trading near their investment value - in other words, their value purely as bonds. Generally speaking, however, technology stocks have a much greater upside potential than nontechnology issues. Therefore, the risk/reward factors of many of these convertibles seemed extremely favorable to me.
Q. THE FUND'S TOP 10 HOLDINGS CHANGED SIGNIFICANTLY FROM WHAT THEY WERE SIX MONTHS AGO. CAN YOU DISCUSS SOME OF THE CHANGES?
A. Sure. Unisys, the fund's top holding at the end of the period, is a restructuring story. The company brought in a new CEO and initiated an aggressive cost-cutting program. Another top 10 holding at the end of the period, Intermedia, is a competitive provider of local exchange telecommunications services. Deregulation in that industry has created opportunities for many new players, including Intermedia. Furthermore, I thought that the company was attractive as a potential takeover target. Finally, Lam Research is a good example of a "busted convertible," which I mentioned in the previous answer. The company's common stock was down sharply, the convertible offered a high yield and there seemed to be relatively low downside risk combined with the potential for enhanced returns if the stock recovered.
Q. WHAT HOLDINGS PERFORMED WELL FOR THE FUND?
A. Worldcom did well. The company is a major player in the rapidly unfolding telecommunications sector, where deregulation is making it possible for companies to offer complete packages of local, long distance and wireless services to their customers. Worldcom benefited from well-received product offerings and rapidly growing revenues. Another holding that helped the fund, EMC Corp., manufactures storage devices for a range of computer systems. The company's valuation moved up nicely in response to substantial increases in sales and revenues. Another top performer was Golden State Bancorp (formerly Glendale Federal Savings Bank). In this case, investors took more favorable notice of its pending lawsuit against the federal government.
Q. WHAT WERE THE FUND'S DISAPPOINTMENTS DURING THE PERIOD?
A. Quantum is a manufacturer of computer hard drives. The security performed well early in the period but then dropped considerably as overcapacity in the industry slowed sales and revenues. However, Quantum was still a top 10 holding at the end of the period because of my belief that the market was overlooking the potential profitability of the company's tape drive business.
Q. WHAT'S YOUR OUTLOOK, DAVID?
A. I make a conscious effort not to let macroeconomic predictions about the market and the economy affect my decisions. My approach is almost exclusively bottom-up. In other words, I will continue to evaluate issues on a case-by-case basis and try to add the ones that will provide the best performance over the next six to 12 months. DAVID FELMAN ON
MANDATORY CONVERTIBLES
"RECENTLY WALL STREET HAS CREATED
A NUMBER OF NEW TYPES OF
CONVERTIBLE SECURITIES, ONE OF WHICH
IS THE `MANDATORY CONVERTIBLE.' IN
1990, MANDATORY CONVERTIBLES WERE
VIRTUALLY UNKNOWN. NOW THEY ARE
ROUGHLY 15% OF THE CONVERTIBLE
SECURITIES MARKET.
"MANDATORY CONVERTIBLES HAVE
SEVERAL CHARACTERISTICS THAT
DISTINGUISH THEM FROM TRADITIONAL
CONVERTIBLES. FIRST, THE MANDATORY
CONVERTIBLE TYPICALLY HAS A SHORTER
MATURITY. SECOND, THE ISSUER
DECIDES WHEN THE CONVERSION WILL
TAKE PLACE; THE HOLDER OF THE
SECURITY HAS NO CHOICE IN THE
MATTER. THIRD, A MANDATORY
CONVERTIBLE HAS LESS DOWNSIDE
PROTECTION IN A DECLINING MARKET
BECAUSE THERE IS NO GUARANTEE THAT
AN INVESTOR WILL RECEIVE THE VALUE OF
THE PRINCIPAL OF THE ORIGINAL
INVESTMENT. INSTEAD, THE INVESTOR
RECEIVES WHATEVER THE VALUE OF THE
COMMON STOCK IS ON THE CONVERSION
DATE. FINALLY, MANDATORY
CONVERTIBLES MAY HAVE MORE UPSIDE
POTENTIAL THAN TRADITIONAL
CONVERTIBLES. HOWEVER, THEY CAN ALSO
BE MORE VOLATILE THAN TRADITIONAL
CONVERTIBLES.
"THE FUND TYPICALLY HOLDS SOME
MANDATORY CONVERTIBLES, AND THEY
CAN BE IDENTIFIED BY NAMES SUCH
AS DECS, STRYPES, ACES, PRIDES
AND TECONS. I ANALYZE MANDATORY
CONVERTIBLES USING THE SAME
CRITERIA I DO OTHER CONVERTIBLES.
THEY CAN BE A VALUABLE ADDITION TO
THE PORTFOLIO AS A WHOLE."
FUND FACTS
GOAL: HIGH TOTAL RETURN THROUGH
A COMBINATION OF CURRENT
INCOME AND CAPITAL
APPRECIATION BY INVESTING
MAINLY IN SECURITIES THAT ARE
CONVERTIBLE INTO COMMON STOCK
FUND NUMBER: 308
TRADING SYMBOL: FCVSX
START DATE: JANUARY 5, 1987
SIZE: AS OF NOVEMBER 30,
1997, MORE THAN $1.0 BILLION
MANAGER: DAVID FELMAN,
SINCE JULY 1997; MANAGER,
FIDELITY SELECT
TELECOMMUNICATIONS PORTFOLIO,
1994-1996; FIDELITY SELECT
CHEMICALS PORTFOLIO, JANUARY
1995-JULY 1995; JOINED
FIDELITY IN 1993
(CHECKMARK)
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN INVESTMENTS AS OF NOVEMBER 30, 1997

                                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                                   INVESTMENTS    6 MONTHS AGO

UNISYS CORP. 8 1/4%, 3/15/06                       3.2            0.0

WORLDCOM, INC. 8% DEPOSITARY SHARES DECS           2.7            4.9

TOSCO FINANCING TRUST $2.875 TOPRS                 2.5            2.5

FEDERATED DEPARTMENT STORES, INC.                  2.5            2.2
 5%,10/1/03

USA WASTE SERVICES, INC. 4%, 2/1/02                2.0            1.9

INTERMEDIA COMMUNICATIONS, INC., SERIES D, $1.75   2.0            0.0

QUANTUM CORP. 5%, 3/1/03                           2.0            0.0

EMC CORP. 3 1/4%, 3/15/02                          1.9            3.0

LAM RESEARCH CORP. 5%, 9/1/02                      1.8            0.0

HOST MARRIOTT FINANCIAL TRUST $3.375 QUIPS         1.7            1.8


TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

TECHNOLOGY                         30.4           6.2

RETAIL & WHOLESALE                 11.3           11.4

FINANCE                            10.3           10.8

INDUSTRIAL MACHINERY & EQUIPMENT   9.4            9.7

UTILITIES                          7.9            9.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1997* AS OF MAY 31, 1997 **
ROW: 1, COL: 1, VALUE: 1.2
ROW: 1, COL: 2, VALUE: 3.8
ROW: 1, COL: 3, VALUE: 14.1
ROW: 1, COL: 4, VALUE: 80.90000000000001
CONVERTIBLE
SECURITIES 78.2%
STOCKS 12.1%
SHORT-TERM
INVESTMENTS 9.5%
NONCONVERTIBLE
BONDS 0.2%
FOREIGN
INVESTMENTS 4.1%
CONVERTIBLE
SECURITIES 82.9%
STOCKS 14.1%
SHORT-TERM
INVESTMENTS 2.8%
NONCONVERTIBLE
BONDS 0.2%
FOREIGN
INVESTMENTS 4.0%
ROW: 1, COL: 1, VALUE: 1.2
ROW: 1, COL: 2, VALUE: 9.5
ROW: 1, COL: 3, VALUE: 12.1
ROW: 1, COL: 4, VALUE: 77.2
*
**
INVESTMENTS NOVEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


CORPORATE BONDS - 45.3%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - 45.1%
AEROSPACE & DEFENSE - 0.7%
Orbital Sciences, Corp. 5%, 10/1/02 (c)  B $ 6,000 $ 6,945
CONSTRUCTION & REAL ESTATE - 0.9%
BUILDING MATERIALS - 0.9%
Hexcel Corp. 7%, 8/1/03  B2  5,425  9,304
HEALTH - 3.5%
DRUGS & PHARMACEUTICALS - 2.0%
Atrix Laboratories, Inc. 7%, 12/1/04 (c)  -  5,000  4,925
Integrated Process Equipment Corp.
6 1/4%, 9/15/04 (c)  B-  12,500  11,328
Sepracor, Inc. 7%, 12/1/02 (c)  -  1,700  3,349
  19,602
MEDICAL EQUIPMENT & SUPPLIES - 1.1%
ESC Medical Systems Ltd. 6%, 9/1/02 (c)  Caa  11,000  11,303
MEDICAL FACILITIES MANAGEMENT - 0.4%
Carematrix Corp. 6 1/4%, 8/15/04 (c)  -  4,000  4,250
TOTAL HEALTH   35,155
HOLDING COMPANIES - 0.1%
Aker Rgi ASA 5 1/4%, 7/23/02  -  1,500  1,627
INDUSTRIAL MACHINERY & EQUIPMENT - 4.7%
ELECTRICAL EQUIPMENT - 0.5%
Alcatel Alsthom Cie Generale d'Electricite SA:
6 1/2%, 1/1/00  A1 FRF 17  2,475
 2 1/2%, 1/1/04  A1 FRF 16  2,679
  5,154
POLLUTION CONTROL - 4.2%
Sanifill, Inc. 5%, 3/1/06  Ba2  8,730  11,174
Thermo Instrument Systems, Inc.
4 1/2%, 10/15/03 (c)  Baa2  5,000  5,450
USA Waste Services, Inc. 4%, 2/1/02  Ba2  20,000  20,550
United Waste Systems, Inc. 4 1/2%, 6/1/01  B1  3,800  4,712
  41,886
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   47,040
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - 2.5%
BROADCASTING - 1.8%
Comcast Corp. 1 1/8%, 4/15/07  Ba3 $ 10,000 $ 6,400
Smartalk Teleservices, Inc.
5 3/4%, 9/15/04 (c)  -  11,250  11,588
  17,988
PUBLISHING - 0.7%
World Color Press, Inc. 6%, 10/1/07   BB-  7,000  6,790
TOTAL MEDIA & LEISURE   24,778
NONDURABLES - 0.7%
HOUSEHOLD PRODUCTS - 0.7%
Alberto Culver Co. 5 1/2%, 6/30/05 (c)  -  4,200  7,046
RETAIL & WHOLESALE - 8.2%
APPLIANCE STORES - 0.7%
Cellstar Corp. 5%, 10/15/02 (c)  -  8,500  6,906
DRUG STORES - 1.0%
Rite Aid Corp. 5 1/4%, 9/15/05 (c)  Baa2  9,000  10,226
GENERAL MERCHANDISE STORES - 2.8%
Costco Companies, Inc. 0%, 8/19/17 (c)  A3  4,000  2,340
Federated Department Stores, Inc. 5%, 10/1/03  Baa3  18,000  25,358
  27,698
RETAIL & WHOLESALE, MISCELLANEOUS - 3.7%
Home Depot, Inc. 3 1/4%, 10/1/01  A1  7,000  9,187
Pier 1 Imports, Inc. 5 3/4%, 10/1/03  Ba3  3,080  5,883
Staples, Inc. 4 1/2%, 10/1/00 (c)  Ba2  5,265  7,134
U.S. Office Products Co. 5 1/2%, 2/1/01  B3  12,500  14,844
  37,048
TOTAL RETAIL & WHOLESALE   81,878
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
SERVICES - 1.9%
ADT Operations, Inc. liquid yield
option notes 0%, 7/6/10  Ba3 $ 8,960 $ 9,542
Career Horizons, Inc. 7%, 11/1/02  Ba1  2,150  5,762
Personnel Group of America, Inc.
5 3/4%, 7/1/04 (c)  B2  3,000  3,623
  18,927
TECHNOLOGY - 21.6%
COMMUNICATIONS EQUIPMENT - 0.8%
DSC Communications Corp.
7%, 8/1/04 (c)  BB+  9,000  8,516
COMPUTER SERVICES & SOFTWARE - 2.7%
CUC International 3%, 2/15/02 (c)  Baa2  3,000  3,409
Inacom Corp. 4 1/2%, 11/1/04  B2  2,000  1,920
Systems Software Associates, Inc. 7%, 9/15/02  -  14,600  15,184
Tecnomatix Technologies Ltd.
5 1/4%, 8/15/04 (c)  -  6,232  6,208
  26,721
COMPUTERS & OFFICE EQUIPMENT - 10.4%
Apple Computer, Inc. 6%, 6/1/01  CCC  10,000  9,200
EMC Corp.:
3 1/4%, 3/15/02 (c)   Ba3  13,000  19,240
  3 1/4%, 3/15/02  Ba3  3,070  4,544
Iomega Corp. 6 3/4%, 3/15/01  -  3,100  10,540
Quantum Corp.:
5%, 3/1/03 (c)  B2  8,084  19,583
 7%, 8/1/04  B2  5,000  5,013
Read-Rite Corp. 6 1/2%, 9/1/04  B2  3,000  2,666
SCI Systems, Inc. 5%, 5/1/06 (c)  BBB  600  1,188
Unisys Corp. 8 1/4%, 3/15/06  B3  14,470  32,449
  104,423
ELECTRONIC INSTRUMENTS - 3.7%
Credence Systems Corp. 5 1/4%, 9/15/02 (c)  -  18,000  14,850
Lam Research Corp. 5%, 9/1/02 (c)  -  21,000  17,640
Thermo Electron Corp. 4 1/8%, 1/1/03 (c)  Ba2  4,500  5,029
  37,519
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (E) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - CONTINUED
ELECTRONICS - 4.0%
Altera Corp. 5 3/4%, 6/15/02  B2 $ 2,000 $ 3,770
C-Cube Microsystems, Inc. 5 7/8%, 11/1/05  B3  10,495  9,485
Micron Technology, Inc. 7%, 7/1/04  B1  17,250  15,611
World Access, Inc. 4 1/2%, 10/1/02 (c)  CCC  12,000  11,010
  39,876
TOTAL TECHNOLOGY   217,055
TRANSPORTATION - 0.3%
TRUCKING & FREIGHT - 0.3%
SPACEHAB, Inc. 8%, 10/15/07 (c)  -  3,000  2,985
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
Cam-Net Communications Network, Inc.
11 1/2%, 4/4/98 (d)(f)  -  2,275  -
TOTAL CONVERTIBLE BONDS   452,740
NONCONVERTIBLE BONDS - 0.2%
TRANSPORTATION - 0.2%
AIR TRANSPORTATION - 0.2%
Trans World Airlines, Inc. 12%, 4/1/02  -  2,000  1,920
TOTAL CORPORATE BONDS
(Cost $424,483)   454,660
COMMON STOCKS - 14.1%
 SHARES

AEROSPACE & DEFENSE - 0.4%
Alliant Techsystems, Inc. (a)   60,000  3,566
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - 0.6%
CHEMICALS & PLASTICS - 0.5%
W.R. Grace & Co.   70,000 $ 5,093
METALS & MINING - 0.1%
Superior Telecom, Inc. (a)  24,900  953
TOTAL BASIC INDUSTRIES   6,046
DURABLES - 1.6%
AUTOS, TIRES, & ACCESSORIES - 1.6%
Eaton Corp.   60,300  5,695
Navistar International Corp. (a)   462,500  10,175
  15,870
ENERGY - 0.8%
OIL & GAS - 0.8%
Cooper Cameron Corp. (a)  51,400  3,132
Tosco Corp.   145,500  4,738
  7,870
FINANCE - 0.0%
INSURANCE - 0.0%
Frontier Insurance Group, Inc.  5,100  123
HEALTH - 0.3%
DRUGS & PHARMACEUTICALS - 0.3%
Integrated Process Equipment Corp. (a)  149,200  3,208
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Schick Technologies, Inc.   900  24
TOTAL HEALTH   3,232
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
ELECTRICAL EQUIPMENT - 0.3%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  136,600  3,381
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
ASM Lithography Holding NV (a)  62,000  3,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
POLLUTION CONTROL - 0.5%
USA Waste Services, Inc. (a)  138,600 $ 4,582
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   11,838
MEDIA & LEISURE - 1.1%
ENTERTAINMENT - 0.4%
Viacom, Inc. (a):
Class A  42,000  1,460
  Class B (non-vtg.)  82,800  2,898
  4,358
LODGING & GAMING - 0.7%
HFS, Inc. (a)  100,424  6,891
TOTAL MEDIA & LEISURE   11,249
PRECIOUS METALS - 0.1%
Centaur Mining & Exploration Ltd. (a)   1,000,000  450
Great Central Mines NL  507,692  518
  968
RETAIL & WHOLESALE - 1.1%
APPAREL STORES - 0.4%
AnnTaylor Stores Corp. (a)  270,500  3,855
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
IKON Office Solutions, Inc.   250,900  7,636
TOTAL RETAIL & WHOLESALE   11,491
SERVICES - 0.0%
Bright Horizons, Inc.   1,400  22
TECHNOLOGY - 5.3%
COMMUNICATIONS EQUIPMENT - 0.2%
Andrew Corp.  72,500  1,922
Intermedia Communications, Inc. (a)  7,300  362
  2,284
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 2.2%
CompUSA, Inc.   439,100 $ 16,055
PRT Group, Inc.   4,200  56
Systems Software Associates, Inc. (a)   476,000  6,307
  22,418
COMPUTERS & OFFICE EQUIPMENT - 0.9%
Advanced Digital Information Corp. (a)  61,800  1,159
Apple Computer, Inc. (a)  100,000  1,775
CHS Electronics, Inc. (a)  310,500  5,861
Quantum Corp. (a)  15,200  404
  9,199
ELECTRONIC INSTRUMENTS - 1.0%
Credence Systems Corp. (a)  180,000  4,826
Novellus Systems, Inc. (a)  71,600  2,694
Teradyne, Inc. (a)  60,900  1,998
  9,518
ELECTRONICS - 1.0%
Altera Corp. (a)  50,000  2,341
C-Cube Microsystems, Inc. (a)   46,900  994
Micron Technology, Inc. (a)   253,600  6,308
  9,643
TOTAL TECHNOLOGY   53,062
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.1%
Florida West Airlines, Inc. (a)   18,236  -
Trans World Airlines, Inc. warrants 4/1/02 (a)(c)  2,000  520
  520
RAILROADS - 1.0%
Wisconsin Central Transportation Corp. (a)   340,700  10,264
TOTAL TRANSPORTATION   10,784
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 0.5%
ELECTRIC UTILITY - 0.0%
KTI, Inc.   10,000 $ 162
TELEPHONE SERVICES - 0.5%
Cam-Net Communications Network, Inc. (a)(d)  875,935  -
MCI Communications Corp.   108,000  4,745
  4,745
TOTAL UTILITIES   4,907
TOTAL COMMON STOCKS
(Cost $142,596)   141,028
CONVERTIBLE PREFERRED STOCKS - 37.8%
BASIC INDUSTRIES - 0.4%
PAPER & FOREST PRODUCTS - 0.4%
Fort James Corp.   79,100  4,459
CONSTRUCTION & REAL ESTATE - 0.9%
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Felcor Suite Hotels, Inc., Series A, $1.95  130,000  3,721
Vornado Realty Trust, Series A, $3.25   72,300  4,840
  8,561
ENERGY - 3.1%
OIL & GAS - 3.1%
EVI, Inc. $2.50 (c)  55,000  2,448
Tosco Financing Trust $2.875 TOPRS (c)  429,000  25,471
Ultramar Diamond Shamrock Corp. $2.50 (c)  61,800  3,654
  31,573
FINANCE - 10.3%
CREDIT & OTHER FINANCE - 4.3%
AES Trust II 5 1/2% TECONS (c)  30,000  1,390
Big Flower Trust I $3.00 QUIPS (c)  147,500  7,209
Calenergy Capital Trust III $3.25 TOPRS (c)  65,000  3,128
Continental Airlines Finance Trust $4.25 TOPRS (c) 44,000 4,329 CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Mandatory Common Exchange Trust $3.543 TIMES  255,800 $ 10,488
Nextel Trust $1.05 STRYPES  638,400  15,122
Nuevo Financing I, Series A, $2.875  27,750  1,381
  43,047
INSURANCE - 1.1%
Aetna, Inc. Class C 6.25% PRIDES  66,000  4,938
American Bankers Insurance Group, Inc., Series B, $3.125  72,500
6,180
  11,118
SAVINGS & LOANS - 2.5%
Ahmanson (H.F.) & Co., Series D, $3.00  75,000  9,272
Golden State Bancorp, Inc., Series A  195,000  15,990
  25,262
SECURITIES INDUSTRY - 2.4%
Merrill Lynch and Co., Inc. $3.12 STRYPES  87,000  8,526
Salomon, Inc. $3.484  272,800  15,550
  24,076
TOTAL FINANCE   103,503
HEALTH - 1.3%
MEDICAL EQUIPMENT & SUPPLIES - 1.3%
McKesson Financing Trust $2.50 TOPRS (c)  162,200  12,814
INDUSTRIAL MACHINERY & EQUIPMENT - 3.5%
ELECTRICAL EQUIPMENT - 2.3%
Echostar Communications Corp., Series C, $3.375   100,000  4,950
Loral Space & Communications Ltd., Series C:
$3.00 (c)  160,000  10,120
 $3.00  50,000  3,113
Qualcomm Financial Trust I $2.875 TOPRS  80,000  4,480
  22,663
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Case Corp., Series A, $4.50  82,500  12,230
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,893
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 4.1%
BROADCASTING - 2.0%
Chancellor Media Corp. $3.50 (c)  160,000 $ 13,700
TCI Pacific Communications, Inc. Class A $5.00  43,500  6,025
  19,725
LODGING & GAMING - 1.7%
Host Marriott Financial Trust $3.375 QUIPS (c)  270,000  17,111
PUBLISHING - 0.0%
Houghton Mifflin Co. $4.08   15,000  383
RESTAURANTS - 0.4%
Wendys Financing I $2.50 TECONS  70,000  3,570
TOTAL MEDIA & LEISURE   40,789
RETAIL & WHOLESALE - 2.0%
APPAREL STORES - 1.5%
AnnTaylor Finance Trust $4.25 TOPRS  249,000  11,952
TJX Companies, Inc., Series E, $7.00   7,900  2,844
  14,796
RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%
IKON Office Solutions, Inc. $5.04 ACES  74,000  5,347
TOTAL RETAIL & WHOLESALE   20,143
TECHNOLOGY - 3.5%
COMMUNICATIONS EQUIPMENT - 2.7%
Globalstar Telecommunications Ltd. $3.25  84,800  7,292
Intermedia Communications, Inc., Series D, $1.75 (c)  580,000  20,083
  27,375
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Wang Laboratories, Inc. $3.25   154,100  8,052
TOTAL TECHNOLOGY   35,427
TRANSPORTATION - 1.3%
TRUCKING & FREIGHT - 1.3%
CNF Trust I $2.50 TECONS  205,000  12,709
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 7.4%
CELLULAR - 0.5%
AirTouch Communications, Inc. Class B $1.74 DECS 111,800 $ 3,920 Mobile Telecommunication Technologies Corp. $2.25 (c) 28,000 802
  4,722
ELECTRIC UTILITY - 1.9%
Houston Industries, Inc. $3.215 ACES  253,500  14,069
KTI, Inc., Series B $2.1875 (c)  141,000  5,270
  19,339
TELEPHONE SERVICES - 5.0%
Enhance Financial Services Group, Inc. $7.625 DECS  281,400  13,648
US West, Inc., Series D $2.25  163,000  9,454
Worldcom, Inc. 8% depositary shares DECS  244,900  27,490
  50,592
TOTAL UTILITIES   74,653
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $330,111)   379,524
CASH EQUIVALENTS - 2.8%
Taxable Central Cash Fund (b)
(Cost $27,795)    27,795,071  27,795
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $924,985)  $ 1,003,007
CURRENCY ABBREVIATIONS
FRF - French franc
SECURITY TYPE ABBREVIATIONS
ACES - Automatic Common Exchange
  Securities
DECS - Dividend Enhanced Convertible
  Stock/Debt Exhangeable for
  Common Stock
PRIDES - Preferred Redeemable
  Increased Dividend
  Equity Securities
QUIPS - Quarterly Income Preferred
  Securities
STRYPES - Structured Yield Product
  Exchangeable for Common
  Stock
TECONS- Term Convertible Shares
TIMES - Trust Issued Mandatory
  Exchangeable Securities
TOPRS - Trust Originated Preferred
  Securities
LEGEND
 Non-income producing
 At period end, the seven-day yield on the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $334,120,000 or 32.5% of net assets.
 Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION  SECURITY DATE COST (000S)
Cam-Net Communications
 Network, Inc.
 11 1/2%, 4/4/98 4/12/96 $ 1,838
Cam-Net Communications
 Network, Inc. 4/12/96 $ 684
 Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
 Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 1.3% AAA, AA, A 2.0%
Baa 4.4% BBB  6.4%
Ba 9.5% BB  8.8%
B 12.3% B  13.6%
Caa 1.1% CCC  3.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 10.9%. FMR has determined that unrated debt securities that are lower quality account for 10.9% of the total value of investment in securities.
INCOME TAX INFORMATION
At November 30, 1997, the aggregate cost of investment securities for income tax purposes was $930,075,000. Net unrealized appreciation aggregated $72,932,000, of which $114,654,000 related to appreciated investment securities and $41,722,000 related to depreciated investment securities.
The fund hereby designates approximately $25,666,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) NOVEMBER 30, 1997

329.ASSETS                                                          330.      331.

332.INVESTMENT IN SECURITIES, AT VALUE (COST $924,985) -            333.      $ 1,003,007
SEE ACCOMPANYING SCHEDULE

334.CASH                                                            335.       1,049


336.RECEIVABLE FOR INVESTMENTS SOLD                                 337.       22,993

338.RECEIVABLE FOR FUND SHARES SOLD                                 339.       385

340.DIVIDENDS RECEIVABLE                                            341.       907

342.INTEREST RECEIVABLE                                             343.       5,305

344.OTHER RECEIVABLES                                               345.       168

346. 347.TOTAL ASSETS                                               348.       1,033,814

349.LIABILITIES                                                     350.      351.

352.PAYABLE FOR INVESTMENTS PURCHASED                               $ 2,351   353.

354.PAYABLE FOR FUND SHARES REDEEMED                                 1,418    355.

356.ACCRUED MANAGEMENT FEE                                           299      357.

358.OTHER PAYABLES AND ACCRUED EXPENSES                              288      359.

360. 361.TOTAL LIABILITIES                                          362.       4,356

363.364.NET ASSETS                                                  365.      $ 1,029,458

366.NET ASSETS CONSIST OF:                                          367.      368.

369.PAID IN CAPITAL                                                 370.      $ 834,539

371.UNDISTRIBUTED NET INVESTMENT INCOME                             372.       8,396

373.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON           374.       108,501
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

375.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                   376.       78,022
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

377.378.NET ASSETS, FOR 52,606 SHARES OUTSTANDING                   379.      $ 1,029,458

380.381.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION              382.       $19.57
PRICE PER SHARE ($1,029,458 (DIVIDED BY) 52,606 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1997

383.INVESTMENT INCOME                                          385.       $ 20,380
384.DIVIDENDS

386.INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $32)    387.        24,915

388. 389.TOTAL INCOME                                          390.        45,295

391.EXPENSES                                                   392.       393.

394.MANAGEMENT FEE                                             $ 5,383    395.
BASIC FEE

396. PERFORMANCE ADJUSTMENT                                     (390)     397.

398.TRANSFER AGENT FEES                                         2,258     399.

400.ACCOUNTING AND SECURITY LENDING FEES                        478       401.

402.NON-INTERESTED TRUSTEES' COMPENSATION                       8         403.

404.CUSTODIAN FEES AND EXPENSES                                 58        405.

406.REGISTRATION FEES                                           72        407.

408.AUDIT                                                       50        409.


410.LEGAL                                                       34        411.


412.INTEREST                                                    10        413.

414.MISCELLANEOUS                                               16        415.

416. TOTAL EXPENSES BEFORE REDUCTIONS                           7,977     417.

418. EXPENSE REDUCTIONS                                         (104)      7,873

419.420.NET INVESTMENT INCOME                                  421.        37,422

422.REALIZED AND UNREALIZED GAIN (LOSS)                        424.       425.
423.NET REALIZED GAIN (LOSS) ON:

426. INVESTMENT SECURITIES                                      112,114   427.

428. FOREIGN CURRENCY TRANSACTIONS                              12         112,126

429.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       430.       431.
ON:

432. INVESTMENT SECURITIES                                      (3,194)   433.

434. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (35)       (3,229)

435.436.NET GAIN (LOSS)                                        437.        108,897

438.439.NET INCREASE (DECREASE) IN NET ASSETS RESULTING        440.       $ 146,319
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                         YEAR ENDED     YEAR ENDED
                                                             NOVEMBER 30,   NOVEMBER 30,
                                                             1997           1996

441.INCREASE (DECREASE) IN NET ASSETS

442.OPERATIONS                                               $ 37,422       $ 49,676
NET INVESTMENT INCOME

443. NET REALIZED GAIN (LOSS)                                 112,126        70,841

444. CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (3,229)        41,980

445.                                                          146,319        162,497
446.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS

447.DISTRIBUTIONS TO SHAREHOLDERS                             (47,359)       (46,048)
FROM NET INVESTMENT INCOME

448. FROM NET REALIZED GAIN                                   (49,453)       (53,549)

449. 450.TOTAL DISTRIBUTIONS                                  (96,812)       (99,597)

451.SHARE TRANSACTIONS                                        457,041        445,945
NET PROCEEDS FROM SALES OF SHARES

452. REINVESTMENT OF DISTRIBUTIONS                            88,795         92,396

453. COST OF SHARES REDEEMED                                  (713,412)      (503,046)

454.455.                                                      (167,576)      35,295
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

456.                                                          (118,069)      98,195
457.TOTAL INCREASE (DECREASE) IN NET ASSETS

458.NET ASSETS                                               459.           460.

461. BEGINNING OF PERIOD                                      1,147,527      1,049,332

462.                                                         $ 1,029,458    $ 1,147,527
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $8,396 AND $15,316, RESPECTIVELY)

463.OTHER INFORMATION                                        465.           466.
464.SHARES

467. SOLD                                                     24,408         25,384

468. ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  5,058          5,440

469. REDEEMED                                                 (38,427)       (28,688)

470. NET INCREASE (DECREASE)                                  (8,961)        2,136


FINANCIAL HIGHLIGHTS

471.                                YEARS ENDED NOVEMBER 30,

472.                                1997                       1996       1995      1994      1993

473.SELECTED PER-SHARE DATA

474.NET ASSET VALUE, BEGINNING      $ 18.64                    $ 17.66    $ 15.63   $ 17.63   $ 15.77
OF PERIOD

475.INCOME FROM INVESTMENT
OPERATIONS

476. NET INVESTMENT INCOME           .64 B                      .83        .79       .78       .75

477. NET REALIZED AND UNREALIZED     1.90                       1.79       1.94      (.86)     2.24

 GAIN (LOSS)

478. TOTAL FROM INVESTMENT           2.54                       2.62       2.73      (.08)     2.99
OPERATIONS

479.

480.LESS DISTRIBUTIONS

481. FROM NET INVESTMENT INCOME      (.80)                      (.74)      (.70)     (.91)     (.73)

482. FROM NET REALIZED GAIN          (.81)                      (.90)      -         (1.01)    (.40)

483. TOTAL DISTRIBUTIONS             (1.61)                     (1.64)     (.70)     (1.92)    (1.13)

484.NET ASSET VALUE, END OF         $ 19.57                    $ 18.64    $ 17.66   $ 15.63   $ 17.63
PERIOD

485.TOTAL RETURN A                   14.84%                     16.02%     18.00%    (.54)%    19.94%

486.RATIOS AND SUPPLEMENTAL
DATA

487.NET ASSETS, END OF PERIOD       $ 1,029                    $ 1,148    $ 1,049   $ 903     $ 1,056
(IN MILLIONS)

488.RATIO OF EXPENSES TO AVERAGE     .74%                       .85%       .70%      .86%      .92%

NET ASSETS

489.RATIO OF EXPENSES TO AVERAGE     .73%                       .83%       .70%      .85%      .92%
NET ASSETS AFTER EXPENSE            C                          C                    C
REDUCTIONS

490.RATIO OF NET INVESTMENT          3.46%                      4.48%      4.59%     4.61%     4.62%
INCOME TO AVERAGE NET ASSETS

491.PORTFOLIO TURNOVER RATE          212%                       175%       203%      318%      312%

492.AVERAGE COMMISSION RATE D       $ .0447                    $ .0436


J THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
K NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
L FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
M FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1997




15. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
16. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.
17. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,084,396,000 and $2,290,505,000.
18. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).15% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .46% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $130,000 for the period.
19. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan.
At period end, there were no loans outstanding.
20. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $11,882,000 and $5,210,000, respectively. The weighted average interest rate was 5.90%.
21. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $85,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $10,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
/s/ Price Waterhouse LLP
       Price Waterhouse LLP
Boston, Massachusetts
January 6, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Convertible Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
 12/29/97 12/26/97 $.15 $1.77
 1/5/98 1/2/98 - $.07
A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Spartan(registered trademark) Market Index Fund
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
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